                                                                     EXHIBIT 2.1

DATED                              8th March                             1999


                         (1) M.L. TEMPLE and A.R. TEMPLE


                         (2) HUGO INTERNATIONAL LIMITED


                               (3) D.W. FODEN ESQ.

      ---------------------------------------------------------------------

                       AGREEMENT FOR THE SALE AND PURCHASE

                           OF THE ASSETS AND BUSINESS

                        OF PRO-COMM RADIO COMMUNICATIONS

      ---------------------------------------------------------------------


                                    IRELANDS

                               Commercial Lawyers

                             Anderson House Chambers

                                18 Mulfords Hill

                                     TADLEY

                                    RG26 3JE

                                    CONTENTS

                  Clauses

                  1        Definitions
                  2        Sale and Purchase of the Business
                  3        Excluded Assets and Liabilities
                  4        VAT
                  5        Prepayments
                  6        Conduct of the Business
                  7        Standing Orders and Payments Received
                  8        Risk/Insurance
                  9        Completion
                  10       The Stocks
                  11       Employees
                  12       Contracts
                  13       Creditors and Liabilities
                  14       Consultancy
                  15       Inspection of Documents
                  16       Complaints by Customers
                  17       Warranties
                  18       Restrictions on Vendors
                  19       Confidential Information
                  20       Interest
                  21       Costs/Stamp Duty
                  22       Further Assurance
                  23       Assignment
                  24       Announcement
                  25       Miscellaneous
                  26       Notices


                                    SCHEDULES

                  1st      Particulars of the Contracts
                  2nd      Transferring Employees
                  3rd      Particulars of Equipment
                  4th      The Stocks
                  5th      Warranties
                  6th      The Rental Fleet

THIS DEED OF AGREEMENT is made the 8th day of March 1999

         BETWEEN:

         (1)      MARK LAWRENCE TEMPLE of l0a Coultas Road Hiltingbury Chandlers
                  Ford Hampshire SO53 5BD and ANDREW ROBERT TEMPLE of 77 Park
                  Road Chandlers Ford Hampshire SO53 2EL ("the Vendors")
         (2)      HUGO INTERNATIONAL LIMITED (registered in England no.
                  02757256) whose registered office is at 122A Nelson Road
                  Whitton Twickenham Middlesex TW2 7AY ("the Purchaser") and
         (3)      DAVID WILLIAM FODEN of 39 Heathermount Drive Crowthorne
                  Berkshire RG45 6HJ ("Mr Foden")

NOW IT IS AGREED as follows:

1.       DEFINITIONS

1.1. In this agreement the following words and expressions have the following meanings unless inconsistent with the context:

         1.1.1. 'the Assets' means all the assets property and rights of the Business to be sold to the Purchaser pursuant to clause 2.1 of this agreement;
         1.1.2. "the Bank Account" means the Vendors' bank account with Midland Bank plc entitled Messrs M L and A R Temple trading as Pro-comm Radio Communications and numbered 7131557;

         1.1.3. 'the Book Debts' means all book and other debts accrued or accruing due to the Vendors in respect of the Business as at the Transfer Date;

         1.1.4. 'the Business' means the business of the sale and hire of wireless communication equipment the installation and maintenance of such equipment and the provision of airtime for wireless communication equipment carried on by the Vendors at the Transfer Date;

         1.1.5. 'Contracts' means the contracts and engagements of the Vendors entered into in the course of the Business which remain to be performed (in whole or in part) by the Vendors (other than in relation to warranty or guarantee obligations) at the Transfer Date as listed in the First Schedule together with any other such contracts listed in the Disclosure Letter but excluding contracts with employees;

         1.1.6. 'Completion' means the performance by the Parties of their respective obligations under clause 9;

         1.1.7. 'the Disclosure Letter' means the letter bearing the same date as this agreement (including the documents appended to it) written by the Vendors to the Purchaser and qualifying the Warranties;

         1.1.8. 'the Transferring Employees' means the persons engaged in the Business at the Transfer Date whose names are listed in the Second Schedule;

         1.1.9. 'the Excluded Employees' means the employees employed by the Vendors who are not Transferring Employees;

         1.1.10. 'the Equipment' means the equipment and loose tools owned and/or used by the Vendors in the Business at the Transfer Date including those items described in the Third Schedule;

         1.1.11. 'Excluded Assets' means all the assets listed or mentioned in clause 3;

         1.1.12. 'the Goodwill' means the goodwill of the Vendors in connection with the Business and the exclusive right for the Purchaser or its assignee to use the name Pro-comm Radio Communications and any logo or trade mark (whether registered or not) relating to such name and the exclusive right to use the name "Pro-comm Radio Rentals Limited" and to represent itself as carrying on the Business in succession to the Vendors including the benefit of all pending contracts orders and engagements and the right to all lists of customers and suppliers of the Business;

         1.1.13. 'Rental Fleet' means the portable radio transceivers listed in the Sixth Schedule hereto;

         1.1.14. 'Know-how' means all information (including that comprised in or derived from date disks tapes manuals source codes flow-charts catalogues and instructions) relating to the Business and the services provided or Products sold or hired by the Business;

         1.1.15. 'Liabilities' means the liabilities of the Business outstanding at the Transfer Date (save for those liabilities which the Purchaser shall have expressly agreed to assume or be responsible for);

         1.1.16.      'the Parties' means the Vendors and the Purchaser;

         1.1.17.      'the Purchaser's Solicitors' means Messrs Irelands;

         1.1.18. 'the Regulations' means the Transfer of Undertakings (Protection of Employment) Regulations 1981;

         1.1.19. 'the Stocks' means the stock-in-trade of the Business at the Transfer Date being the items at the values noted in the Fourth Schedule;

         1.1.20. 'Taxation' includes (without limitation) corporation tax income tax capital gains tax value added tax capital duty national insurance customs and other import duties stamp duty stamp duty reserve tax capital transfer tax inheritance tax betterment levy and all other taxes of whatever nature and any payment whatever which the Vendors may be or become bound to make to any person as a result of the operation of any enactment relating to taxation and all penalties charges and interest relating to any claim or assessment for taxation levied assessed or imposed by governmental (whether central or local) authorities and other agencies or bodies having lawful authority in whatever country so to do irrespective of whether the liability for such taxation or other payment falls on the Vendors as a primary obligation or as a secondary obligation on account of any failure by any other person to discharge a liability to taxation or make any such other payment and any amount claimed by any person from the Vendors pursuant to a statutory right of recovery following an assessment being made on such person;

         1.1.21. 'the Transfer Date' means the close of business on 15th March 1999;

         1.1.22.      'the Vendor's Solicitors' means Messrs Eric Robinson & Co;

         1.1.23. 'the Warranties' means the warranties representations and undertakings set out in the Fifth Schedule;

1.2. Reference to any statute or statutory provision includes a reference to:

         1.2.1. that statute or statutory provision as from time to time amended, extended or re-enacted or consolidated; and

         1.2.2.       all statutory instruments or orders made pursuant to it.

1.3. Words denoting the singular number only shall include the plural and vice versa. Words denoting any gender include all genders and words denoting persons shall include firms and corporations and vice versa.

1.4. Unless the context otherwise requires reference to any clause sub-clause or schedule is to a clause sub-clause or schedule (as the case may be) of or to this agreement.

1.5. The headings in this document are inserted for convenience only and shall not affect the construction or interpretation of this agreement.


2.       SALE AND PURCHASE OF THE BUSINESS

2.1. Subject to the provisions of this agreement the Vendors shall sell with full title guarantee and the Purchaser relying inter alia on the Warranties shall purchase free from all charges liens equities and incumbrances with effect from the Transfer Date the Business as a going concern comprising the following assets of the Vendors used in the conduct of the Business for the following sums

         2.1.1.       the Goodwill for the sum of pound sterling 565,697.00;

         2.1.2.       the Equipment for the sum of pound sterling 10,350.00;

         2.1.3. the Stocks for their value as at the Transfer Date to be determined pursuant to clause 10;

         2.1.4. the benefit subject to the burden of the Contracts for the sum of pound sterling 1.00;

         2.1.5.       the Rental Fleet for the sum of pound sterling 10,000.00;

         2.1.6. all lists data particulars of suppliers particulars of clients and customers (and records relating to clients and customers) sales records (excluding sales invoices) stock records customer orders customer satisfaction forms price lists catalogues sales literature and publicity material of the Business and all other documents relating to the Business as the Purchaser may reasonably require to enable it effectively to carry on the same in succession to the Vendors for the sum of pound sterling 1; and

         2.1.7. all rights and claims of the Vendors against third parties (including without limitation all rights in connection with such third parties' guarantees conditions indemnities warranties and representations) with respect to the Business so far as the Vendors can assign the same for the sum of pound sterling 1.

2.2. The consideration for the sale by the Vendors of the Business and Assets shall be the sum of pound sterling 586,050.00 and the value of the Stocks.

2.3.     The consideration shall be paid:

         2.3.1. as to pound sterling 411,050.00 upon Completion by way of a Chaps transfer to the Client Account of the Vendors' solicitors;

         2.3.2. as to the value of the Stocks by the Purchaser's cheque as soon as the value of the Stocks has been calculated pursuant to clause 10; and

         2.3.3. as to pound sterling 175,000.00 by way of 35 monthly payments of pound sterling 5,000 commencing on 15th June 1999 and payable on the 15th day of each calendar month thereafter.

2.4. The Purchaser shall pay to the Vendors interest in the sum of pound sterling 13,125.00 on the said sum of pound sterling 175,000.00 payable by monthly payments of pound sterling 375.00 and on the same days as payments fall due to the Vendors pursuant to clause 2.3.4.

2.5. Without limitation on the quantum of any claim of the Purchaser against the Vendors if the Purchaser has some claim against the Vendors arising from some breach on the part of the Vendors of the terms of this Agreement (including without limitation (but subject to the terms of clause 17.8) some breach of the Warranties but some non-observance of or non-performance by the Vendors of clauses 7.7 or 7.9 or then the following provisions shall apply:

         2.5.1. the Purchaser shall not make any payments to the Vendors (save as hereinafter provided) pursuant to clauses 2.3.4 and 2.4 but shall instead pay the payments which would other than for the provisions of this clause be payable pursuant to those clauses on the due dates for payment into a deposit account with the banker's for the time being of the Purchaser's Solicitors opened by and in the names of the Vendors' Solicitors and the Purchaser's Solicitors for the purposes of this clause 2.5 as a designated deposit account entitled "re: Messrs Temple and Hugo International";

         2.5.2. the balance (including interest) from time to time standing to the credit of the Deposit Account shall be used first in or towards settling any claim of the

                      Purchaser against the Vendors (whether such settlement shall be agreed or ordered by the Court); secondly in or towards settling the Purchaser's costs in respect of any claim (whether payment of such costs shall be agreed or ordered by the Court); and thirdly in payment to the Vendors after the settlement of any claim of the Purchaser as aforesaid;

         2.5.3. each sum paid by the Purchaser into the Deposit Account shall be deemed to be a performance by the Purchaser of the terms of clauses 2.3.4 or 2.4 as appropriate.

         2.5.4. upon settlement of a claim by the Purchaser against the Vendors being agreed or upon a final order being made by the Court in respect of such a claim the parties shall forthwith give written instructions to the Vendors' Solicitors and the Purchaser's Solicitors to close the Deposit Account and to pay the balance (including interest) standing to the credit of the Deposit Account at the time it is closed in accordance with clause 2.5.2;

         2.5.5. unless payment out from the Deposit Account does not satisfy in full either the settlement of a claim by the Purchaser which is agreed or the terms of a final order of the Court in respect of such claim the Purchaser shall on the next date for payment following the Deposit Account being closed commence making monthly payments due to the Vendors pursuant to clauses 2.3.4 and 2.4; and

         2.5.6. if payment out from the Deposit Account does not satisfy in full either the settlement of a claim by the Purchaser which is agreed or the terms of a final order of the Court in respect of such claim so that in respect of such claim there is money or damages or costs due from the Vendors to the Purchaser after such payment out the Vendors shall not be entitled to any further payment pursuant to clauses
                      2.3.4 or 2.4 until or unless such remaining liability is satisfied.

2.6. The Parties agree that the provisions of clause 2.5 shall not apply to the nonobservance or the non-performance by the Vendors of the terms of clauses 7.4 or 7.6 and upon any such non-observance or non-performance (but without limitation on any claim by the Purchaser in respect of the same) the Vendors shall not be entitled to any payment pursuant to clauses 2.3.4 and 2.4 until the payment pursuant to clauses
         2.3.4 and 2.4 next following the Vendors remedying any non-observance or non-performance of the terms of clauses 7.7 or 7.9.

2.7. Until such times as the Purchaser shall have paid the said sum of pound sterling 175,000.00 pursuant to clause 2.3.4 and the interest thereon pursuant to clause 2.4 the Purchaser and Mr Foden undertake with the Vendors that loans made by Mr Foden to the Purchaser to the sum of pound sterling 307,000.00 shall not be repaid by the Purchaser to Mr Foden.

3.       EXCLUDED ASSETS AND LIABILITIES

         There shall be excluded from the sale and purchase of the Business and retained by the Vendors:

3.1. the Book Debts together with all cheques bills notes and securities receivable for the same;

3.2. any amounts recoverable by the Vendors in respect of Taxation paid or payable by the Vendors in connection with matters or events occurring on or before the Transfer Date;

3.3. subject as provided for in clauses 6 and 7 all cash in hand or at the Vendors' bank

3.4.     the Liabilities;

3.5. the benefit of any VAT allowances and repayments arising prior to the Transfer Date in relation to the Business;

3.6. all other assets of the Business unless otherwise provided for in this Agreement; and

3.7. any liability arising from goods or services supplied prior to the Transfer Date.

4.       VAT

4.1. The Parties intend that the Value Added Tax Act 1994 Section 49 ('Section 49') and the Value Added Tax (Special Provisions) Order 1995
         Article 5 as amended ('Article 5') shall apply to the transfer of the Business and:

         4.1.1. the Parties shall use all reasonable endeavours to secure that pursuant to Section 49 and Article 5 the sale of the Business is treated as neither a supply of goods nor a supply of services for the purposes of VAT and the Vendors and the Purchaser shall agree the form of a letter to be sent by the Vendors to HM Customs and Excise before the Transfer Date seeking confirmation that the sale of the Business is to be so treated;

         4.1.2. the Vendors and the Purchaser shall agree a form of letter to be sent by the Vendors to HM Customs and Excise seeking confirmation that the Vendors be permitted to keep and preserve the records referred to in Section 49 relating to the period prior to completion for such periods as may be required by law; and

         4.1.3. the Parties warrant to each other that they are and will at Completion be duly registered for the purposes of VAT.

4.2. In the event that VAT is chargeable on the transfer of any of the Assets pursuant to this agreement then subject to the receipt by the Purchaser of a valid VAT invoice or invoices relating to such Assets the Purchaser shall pay to the Vendors (in addition to the consideration referred to in clause 2.1) an amount equal to the amount of VAT payable in respect of the same together with any penalty or interest incurred for late payment of such tax.

5.       PREPAYMENTS

         Prepayments and payments in advance made to the Vendors on or before the Transfer Date in respect of goods or services to be supplied by the Purchaser after the Transfer Date shall be payable by the Vendors to the Purchaser.

6.       CONDUCT OF THE BUSINESS

6.1. The Vendors shall carry on the Business as a going concern and prudently and in an efficient and business-like manner from the date of this agreement to the date of Completion and during such period shall:

         6.1.1. not sell or dispose of any of the Assets or remove any physical part of the Assets save for the sale of Stocks in the course of normal day to day trading;

         6.1.2. use their best endeavours to maintain the trade and trade connections of the Business and shall not by any action omission default or neglect knowingly damage or risk damage to the same;

         6.1.3. settle the debts incurred by it in the course of the Business including (without limitation) salaries wages and other emoluments payable to the employees of the Business;

         6.1.4. not enter into any material contract or incur capital expenditure (other than as disclosed in writing to the Purchaser prior to the date of this Agreement or except with the prior written consent of the Purchaser or at its request);

         6.1.5. not in any way depart from the ordinary course of the day-to-day conduct of the Business either as regards the scope or the manner of conducting the same;

         6.1.6. not enter into any unusual or abnormal contract or commitment which is material to the Business;

         6.1.7. not grant or create or agree to grant or create any mortgage charge debenture or other incumbrance over of affecting any of the Assets;

         6.1.8. not take on any new employee nor terminate the employment of any of the Transferring Employees nor make any change in the terms and conditions of employment of the Transferring Employees without the prior written consent of the Purchaser;

         6.1.9. not permit any of its insurances to lapse or do or omit to do any thing which would make any policy of insurance void or voidable; and

         6.1.10. pay into the Bank Account all sums received for or on account of any goods or services to be provided by the Business on or after the Transfer Date.

6.2. The Purchaser shall take over the Business with effect from the Transfer Date and shall assume responsibility for the management of the Business in all respects.

6.3. The Vendors shall procure that between the date of this agreement and Completion the Purchaser and its agents representatives and advisers will be given full access at all reasonable times on giving reasonable notice to:

         6.3.1.       the Transferring Employees; and

         6.3.2.       all records of the Business.

7.       INVOICES PAYMENTS AND STANDING ORDERS

7.1.     At completion the Vendors shall hand over:

         7.1.1. a statement (listing by customer name invoice number date of invoice and total of invoice) of all those invoices rendered by the Vendors for the provision of airtime to customers of the Business after the Transfer Date a true copy of each invoice so listed and the amounts (if any) received by the Vendors in payment of the same;

         7.1.2. a statement (listing by customer name invoice number date of invoice and total of invoice) of all those invoices rendered by the Vendors for goods and services supplied by the Vendors prior to the Transfer Date which have not been paid; and

7.2.     The Purchaser undertakes with the Vendors:

         7.2.1. to render on the dates specified on the list to be handed over by the Vendors pursuant to clause 7.1.3 invoices to the customers shown on such list for the services provided by the Business to those customers both before and after the Transfer Date for the period specified for each such customer on the said list;

         7.2.2. to hold any sums of money received by the Purchaser in respect of:

                      7.2.2.1. payment of the Vendors' invoices referred to in clause 7.1.2; and

                      7.2.2.2. the amount or amounts due to the Vendors in respect of the invoices rendered by the Purchaser pursuant to clause 7.2.1; upon trust for the Vendors

         7.2.3. where money is paid to the Purchaser without reference to a particular invoice (or where the Purchaser cannot identify that such money relates to a particular invoice) to apply such money to the oldest of any invoices referred to in clause 7.1.2 which remains unpaid by the customer who paid such money unless the Purchaser shall be aware of any dispute in respect of such invoice whereupon such money shall be applied to the next oldest invoice referred to in clause 7.1.2 which remains unpaid by the customer who paid such money (and in respect of which the Purchaser shall not be aware of any dispute in respect of the same) and if there is no such invoice then apply such money to any invoice rendered by the Purchaser which the customer who has paid such money has not paid;

         7.2.4. to pay to the Vendors fortnightly from the Transfer Date all money:

                      7.2.4.1. received in payment of or applied to the Vendors' invoices referred to in clause 7.1.2; and

                      7.2.4.2. received in payment of the amount or amounts due to the Vendors in respect of the invoices rendered by the Purchaser pursuant to clause 7.2.1; and

         7.2.5. within 14 days of becoming aware of the same to notify the Vendors of any alleged or actual dispute relating to any of the Vendors' invoices referred to in clause 7.1.2

7.3.     The Purchaser further undertakes with the Vendors:

         7.3.1. to use its reasonable endeavours to procure the change of all standing order or direct debit instructions of customers of the Business so as to ensure that customers of the Business cease payments by standing order or direct debit to the Bank Account within 4 months of Completion; and

         7.3.2. to give written notice to the Vendors when all the standing orders or direct debit instructions referred to in clause 7.3.1 have been changed.

7.4.     In respect of the invoices mentioned in clause 7.1.1:

         7.4.1. the Vendors shall be entitled to 35.4% of the total (excluding Value Added Tax) of those of the invoices mentioned in clause 7.1.1 which solely relate to the provision of airtime for the month of March 1999;

         7.4.2. the Vendors shall be entitled to 77.7% of the total (excluding Value Added Tax) of those of the invoices mentioned in clause 7.1.1 which solely relate to the provision of airtime for the months of January February and March 1999; and

         7.4.3. the Vendors shall be entitled to receive the Value Added Tax charged by them.

7.5. Forthwith upon Completion the Purchaser will pay to Fleetcomm Limited the sum of pound sterling 60,000.00 in payment of the Vendors liability to Fleetcomm Limited for that company's

         November 1998 and December 1998 invoices and the Vendors agree to allow the said sum of pound sterling 60,000.00 against that part of the consideration payable pursuant to clause 2.3.1.

7.6. On the appropriate dates for payment the Purchaser will pay the following invoices rendered by the creditors mentioned below for the provision of airtime to the Business for the month of March 1999 and the Vendors agree to allow the sum of pound sterling 19,915.46 against that part of the consideration payable pursuant to clause 2.3.1:

         Invoice
         No.                 Date                     Total Value               Creditor
         ---                 ----                     -----------               --------
         4182                26th February 1999        pound sterling 70.85     R.S. Hill & Sons
         4187                26th February 1999       pound sterling 200.75     R.S. Hill & Sons
         4189                26th February 1999       pound sterling 109.43     R.S. Hill & Sons
         4192                26th February 1999       pound sterling 295.22     R.S. Hill & Sons
         4224                26th February 1999       pound sterling 401.50     R.S. Hill & Sons
         4225                26th February 1999       pound sterling 295.22     R.S. Hill & Sons
         8165                28th February 1999     pound sterling 1,227.78     Fleetcomm Ltd.
         8237                28th February 1999       pound sterling 154.22     Fleetcomm Ltd.
         8251                28th February 1999       pound sterling 624.97     Fleetcomm Ltd.
         8277                28th February 1999       pound sterling 305.97     Fleetcomm Ltd.
         8273                28th February 1999       pound sterling 847.18     Fleetcomm Ltd.
         8210                28th February 1999    pound sterling 28,890.69     Fleetcomm Ltd.
         6166                15th February 1999     pound sterling 8,844.82     National Band
                                                                                Three Limited

7.7.     The Vendors jointly and severally undertake with the Purchaser:

         7.7.1. to ensure that at the Transfer Date the balance standing to the credit of the Bank Account is equal to the sum of 64.6% of the total (excluding Value Added Tax) of those invoices mentioned in Clause 7.1.1 which have been paid and which solely relate to the provision of airtime for the month of March 1999 plus 22.3 % of the total (excluding Value Added Tax) of those invoices mentioned in clause 7.1.1 which have been paid and which solely relate to the provision of airtime for the months of January February and March 1999;

         7.7.2. to hold the monies referred to in clause 7.7.1 together with:

                      7.7.2.1.      64.6% of the total (excluding Value Added
                                    Tax) of those invoices mentioned in clause
                                    7.7.1 which are paid to the Vendors or
                                    received into the Bank Account on or after the Transfer Date and which solely relate to the provision of airtime for the month of March 1999; plus

                      7.7.2.2.      22.3 % of the total (excluding Value Added
                                    Tax) of those invoices mentioned in clause
                                    7.7.1 which are paid to the Vendors or
                                    received into the Bank Account on or after the Transfer Date and which solely relate to the provision of airtime for the months of January February and March 1999; and plus

                      7.7.2.3. monies received by the Vendors or received into the Bank Account in payment or on account of any invoice rendered by the Purchaser in relation to the Business on or after the Transfer Date in trust for the Purchaser;

         7.7.3. to pay to the Purchaser upon Completion the monies referred to in clause 7.7.1;

         7.7.4. to account for and pay to the Purchaser 14 days after the Transfer Date and fortnightly thereafter the payments receipts and monies (or the appropriate percentage of them) mentioned or referred to in clauses 7.7.2.1, 7.7.2.2 and 7.7.2.3 from time to time received by the Vendors;

         7.7.5. to inform the Purchaser in writing immediately upon payment of an invoice referred to in clause 7.1.2 being made;

         7.7.6. to immediately inform the Purchaser in writing of any dispute to an invoice referred to in clause 7.1.2;

         7.7.7. only to use money credited to the Bank Account on or after the Transfer Date for the purposes set out in clauses
                      7.7.3 and 7.7.4; and

         7.7.8. not to charge mortgage assign or permit any lien to arise upon the credit balance from time to time of the Bank Account on or after the Transfer Date.

7.8. The Parties agree that provided the Vendors shall have complied with the same the Vendors shall be released from the undertakings given by them in clause 7.7 on the 31st day following the Purchaser giving notice pursuant to clause 7.3.2.

7.9. The Vendors further jointly and severally undertake that during the period commencing on the date of this Agreement and ending upon the 31st day following the Purchaser giving notice pursuant to clause 7.3.2:

         7.9.1.       they will not commit any act of bankruptcy;

         7.9.2. they will not enter into any arrangement with or for the benefit of their creditors;

         7.9.3.       they will not present their own petitions in bankruptcy;

         7.9.4. forthwith upon either of them being served with a statutory demand pursuant to Section 268 of the Insolvency Act 1986 give written notice thereof to the Purchaser and at the same time provide the Purchaser with a full copy of any such notice;

         7.9.5. forthwith upon either of them being served with a bankruptcy petition to give written notice thereof to the Purchaser and at the same time provide the Purchaser with a full copy thereof;

         7.9.6. forthwith upon either of them being served with notice of some application for a charging order or with notice of some application for a garnishee order or with notice (formal or not) of some application for a Mareva injuction in respect of their assets give written notice thereof to the Purchaser and at the same time provide the Purchaser with a full copy thereof;

         7.9.7. forthwith upon any distress or execution being levied against the goods of either of them to give written notice thereof to the Purchaser; and

         7.9.8. upon serving a written notice pursuant to any of clauses 7.9.4, 7.9.5. 7.9.6 or 7.9.7 to immediately pay to the Purchaser any sum which is then held in trust for the Purchaser by the Vendors and thereafter cooperate with the Purchaser in ensuring that any subsequent sums credited to the Bank Account are paid to the Purchaser.

7.10.    The Purchaser further undertakes with the Vendors to hold:

         7.10.1. 35.4% of the total (exclusive of Value Added Tax) of those of the invoices mentioned in clause 7.1.1 which solely relate to the provision of airtime for the month of March 1999 and which are paid by the customers of the Business to the Purchase; plus

         7.10.2. 77.7% of the total (exclusive of Value Added Tax) of those of the invoices mentioned in clause 7.7.1 which solely relate to the provision of airtime for the months of January February and March 1999 and which are paid by the customers of the Business to the Purchaser; and plus

         7.10.3. All Value Added Tax paid by the customers of the Business to the Purchaser in respect of such invoices in trust for the Vendors.

7.11. The Purchaser also undertakes with the Vendors that the Purchaser will fortnightly from Completion account for and pay to the Vendors the sums from time to time held in trust pursuant to clause 7.10.

7.12. The Vendors jointly and severally undertake with the Purchaser to account for and pay to Her Majesty's Customs & Excise all Value Added Tax due on the invoices mentioned in clause 7.1.1.

7.13. At the request of the Purchaser but not further or otherwise the Vendors will take such steps as the Purchaser shall require to collect in payment of all or any of the invoices referred to in clause 7.1.1 and shall co-operate fully in the collection of such payments. Any third party costs and expenses incurred by the Vendors in collecting in payments of the said invoices shall be borne by the Parties:

         7.13.1. as to 35.4% by the Vendors and as to 64.6% by the Purchaser in respect of those invoices which relate solely to the provision of airtime for the month of March 1999; and

         7.13.2. as to 77.7% by the Vendors and as to 22.3% by the Purchaser in respect of those invoices which solely relate to the provision of airtime for the months of January February and March 1999.

8.       RISK/INSURANCE

8.1. The Assets shall be at the risk of the Vendors for the inclusive period from the date of this agreement to the date of Completion and the Vendors undertake to the Purchaser that on the date of this agreement it will notify the interest of the Purchaser to the relevant insurers and keep in force its existing insurance policies in respect of the Assets until the cancellation of the relevant policies.

8.2. The Vendors agree that the Purchaser shall have the benefit of any claim under any such insurance policies which may arise during the period specified in clause 8.1.

9.       COMPLETION

9.1.     Provided that this agreement has not been terminated pursuant to clause
         17.7 Completion of the sale and purchase hereby agreed shall take place on 16th March 1999 at the offices of the Vendors' Solicitors or at such other place as the Vendors' Solicitors and the Purchaser's Solicitors may agree.

9.2.     At Completion the Vendors shall deliver or cause to be delivered to the
         Purchaser:

         9.2.1. a duly executed assignment of the Goodwill in the terms of the Assignment marked "A" annexed hereto;

         9.2.2. a duly executed assignment of the Contracts in the terms of the Assignment marked "B" annexed hereto;

         9.2.3. a true and accurate reconciliation of the sum or sums credited to the Bank Account as at the Transfer Date against the invoices referred to in clause 7.1.1;

         9.2.4. any such cheques or other instruments not paid into the Bank Account by the Vendors which has been paid to the Vendors in payment of or against an invoice referred to in clause 7.1.1;

         9.2.5. a duly executed agreement between (1) Dolphin Telecommunications Limited (2) National Band 3 Limited (3) Fleetcomm Limited (4) the Vendors (5) the Purchaser in the form of that draft annexed hereto marked "C";

         9.2.8 a duly executed agreement between (1) R.S. Hill & Sons (2) the Vendors and (3) the Purchaser in the form of that draft annexed hereto marked "D"; and

         9.2.9 all the Assets hereby agreed to be sold which are capable of passing by delivery including without limitation all designs drawings plans sales publications advertising and promotional material and terms and conditions of sale which relate to the Business.

9.3. If any documents required to be delivered to the Purchaser on Completion pursuant to this clause are not forthcoming or if in any other respect the Vendors have not fully complied with this clause the Purchaser shall be entitled (in addition and without prejudice to any other rights or remedies available to it):

         9.3.1.       to recind this agreement ; or

         9.3.2. to effect Completion so far as practicable having regard to the defaults which have occurred; or

         9.3.3. by notice to the Vendors to prescribe a new date for Completion (not more than 28 days after the original date of Completion).

10.      THE STOCKS

10.1. Immediately following Completion the Vendors and the Purchaser shall count the number of each item of the Stocks.

10.2. The Vendors shall deliver such number of each item of the Stocks to the Purchaser save that where the number of any such item is greater than the number shown in the Fourth Schedule the Vendors shall retain the number of such item that is equal to the difference between the number counted for it and the number shown for it in the Fourth Schedule.

10.3. Immediately upon taking delivery of the Stocks the Purchaser (subject to the provisions of clause 10.2) shall hand to the Vendors a cheque for the total of the sum of the price of each item of the Stock shown in the Fourth Schedule (or for those items marked "Trade Price" an amount equal to the sum excluding Value Added Tax the Vendors shall have paid for the same) hereto multiplied by the number of each such item delivered by the Vendors subject to a maximum payment of pound sterling 15,000.00.

11.      EMPLOYEES

11.1. The Vendors have given notice to terminate the employment contracts of each of the Excluded Employees in each case on proper notice according to their respective contracts of employment (or in the alternative the Vendors will fully compensate the Excluded Employees upon the expiry of any short notice given for short notice) and the notices so given will expire prior to the Transfer Date and the Vendors shall discharge and indemnify the Purchaser against all costs claims liabilities expenses and demands arising from all dismissals by the Vendors of the Excluded Employees or any other employees whose contracts of employment are or were terminated prior to the date of Completion whether for redundancy or otherwise.

11.2. The Vendors shall use reasonable endeavours to retain the services of each of the Transferring Employees to the intent that their respective contracts of employment shall be continued until the Transfer Date and then be transferred to the Purchaser by virtue of the Regulations. The Vendors shall not pending the date of Completion dismiss any of the Transferring Employees except with the Purchaser's consent which shall not be withheld in the case of serious misconduct.

11.3. All salaries and other emoluments including holiday pay tax and national insurance payments and contributions to retirement benefit schemes relating to the Transferring Employees shall be borne by the Vendors up to the Transfer Date and all necessary apportionments shall be made.

11.4. The Vendors shall indemnify the Purchaser against each and every cost claim liability expense or demand which relates to or arises out of any act or omission by the Vendors or any other event or occurrence prior to the date of Completion and which the Purchaser may incur in relation to any contract of employment pursuant to the Regulations including without limitation any such matter relating to or arising out of:

         11.4.1. the Vendors' rights powers duties and/or liabilities under or in connection with any such contract of employment (which rights powers duties and/or liabilities are or will be transferred to the Purchaser in accordance with the Regulations);

         11.4.2. anything done or omitted before the date of Completion by or in relation to the Vendors in respect of any contract of employment or any person employed in the Business which is deemed to have been done or omitted by or in relation to the Purchaser in accordance with the Regulations;

         11.4.3. the Vendors' failure to pay to any Employee any sums due in respect of the period prior to the Transfer Date; and

         11.4.4. any claim by the Excluded Employees or any other former existing or future employee of the Vendors (other than Transferring Employees) against the Purchaser concerning or relating to any matter whatever.

11.5. The Purchaser shall indemnify the Vendors against each and every cost claim liability expense or demand arising from:

         11.5.1. any claim or allegation by a Transferring Employee that in consequence of the sale of the Business to the Purchaser there has been or will be a substantial change in such Employee's working conditions to his detriment; and

         11.5.2. any act or omission of the Purchaser in relation to a Transferring Employee occurring after the date of Completion and against any claim for redundancy payments or protective awards and any liability for wrongful dismissal or unfair dismissal or otherwise in connection with the transfer of the employment of the Transferring Employees to the Purchaser.

11.6. The Parties acknowledge that Susan Lorimer on 26th February 1999 terminated her employment with the Vendors.

11.7. For the period of six weeks from Completion the Vendors will procure that MAD Productions Limited provides to the Purchaser the services of a suitably qualified employee or director of MAD Productions Limited at a weekly cost of pound sterling 232.69 plus Value Added Tax for the purposes of fulfilling the duties the Purchaser intended the said Sue Lorimer would carry out.

11.8. The Vendors jointly and severally undertake with the Purchaser to indemnify the Purchaser from and against all claims actions demands damages awards and costs arising from and any claim brought by the said Susan Lorimer arising from her employment in or the termination of her employment in the Business.

12.      CONTRACTS

12.1. The Purchaser agrees with the Vendors with effect from the Transfer Date to assume the obligations of and become entitled to the benefits of the Vendors arising (subject to the provisions of clause 13) on or after the Transfer Date under the Contracts and the Purchaser shall (subject to the provisions of clause 13) carry out perform and complete all the obligations and liabilities created by or arising under the Contracts on or after the Transfer Date and shall indemnify the Vendors and keep them fully indemnified against all liabilities losses actions proceedings costs claims demands and expenses brought or made against or incurred by the Vendors in respect of the non-performance or defective or negligent performance by the Purchaser of the Contracts as aforesaid.

12.2. The Vendors shall on Completion and with effect from the Transfer Date assign to the order of the Purchaser of all the Contracts.

12.3.    Immediately upon entering into this Agreement the Vendors will:

         12.3.1. send by first class ordinary post a letter in the form of that annexed to this Agreement and marked "E" to each of the customers of the Business who is a party to one or more of the contracts making up the Contracts;

         12.3.2. pass a true copy of each such letter to the Purchaser's solicitors; and

         12.3.3. the Purchaser hereby agrees it will not between the date of this Agreement and Completion contact any of the customers of the Vendors either directly or through its servants or agents and a breach of this term will negative the Purchaser's right to rescind under clause 12.5.

12.4. Immediately prior to Completion the Vendors will hand over to the Purchaser a letter addressed to the Purchaser setting out:

         12.4.1. all new contracts made between the Vendors and customers since the date of this Agreement and appending to such letter full copies of all such contracts;

         12.4.2. full details of notices to terminate any of the Contracts served upon the Vendors and any termination of any of the Contracts since the date of this Agreement; and

         12.4.3. full details of variations agreed by the Vendors to any of the Contracts since the date of this Agreement.

12.5.    If the aggregate effect of the matters mentioned in clauses 12.5.1
         12.5.2 and 12.5.3 is:

         12.5.1. to reduce the revenue of the Business derived from the Contracts by 10% or more; or

         12.5.2. to reduce the number of customers of the Business in respect of the Contracts by 10% or more; or

         12.5.3. to incur a liability on the part of the Purchaser to one or more of Dolphin Telecommunications Limited National Band Three Limited Fleetcomm Limited or R S Hill & Sons that equals 10% or more of the monthly revenue of the Business at the Transfer Date from the supply of airtime to the customers of the Business then without prejudice to any other rights of the Purchaser the Purchaser may rescind this Agreement without liability to the Vendors subject to clause 12.3.3.

12.6. Where the Vendors have entered into new contracts with customers since the date of this Agreement but within 4 working days of the Transfer
         Date:

         12.6.1. immediately prior to Completion the Vendors will hand over to the Purchaser copies of all letters sent to the customers in respect of such Contracts in the terms of the letter referred to in clause 12.3.1;

         12.6.2. the Vendors shall if requested by the Purchaser send to all or some of the customers in respect of such contracts a letter in the form of that referred to in clause 12.3.1;

         12.6.3. until such contracts have been assigned to the Purchaser to hold the same and all revenue from the same in trust for the Purchaser; and

         12.6.4. the Vendors will after Completion and when called upon to do so by the Purchaser enter into an assignment of such contracts in the form of that assignment marked "B" annexed hereto.

12.7. Where the Vendors have entered into new contracts with customers during the period commencing with the date of this Agreement and ending on close of business of the 5th working day before the Transfer Date the Vendors will immediately upon entering such contracts send to the customers in respect of those contracts a letter in the form of that referred to in clause 12.3.1 and will upon sending the same pass a copy of each such letter to the Purchaser's Solicitors.

13.      CREDITORS AND LIABILITIES

13.1. The Vendors agree to remain solely responsible for all the Liabilities (save as otherwise expressly provided in this agreement) and undertake to discharge the same and to indemnify the Purchaser fully at all times from and against any and all claims actions proceedings demands liabilities costs and expenses in connection with any of the Liabilities.

13.2. Subject to clause 13.3 the Vendors shall be responsible for and shall indemnify the Purchaser against any and all claims actions proceedings demands liabilities costs and expenses arising after the Transfer Date in respect of any goods or services supplied by the Vendors prior to the Transfer Date which arise as a result of any act omission or default of the Vendors or its employees agents or sub-contractors occurring prior to the Transfer Date.

13.3. Further the Vendors shall be responsible for and indemnify the Purchaser against any and all claims actions proceedings demands liabilities costs and expenses arising after the Transfer Date in respect of any defective goods supplied by the Vendors prior to the Transfer Date.

13.4. The Vendors liability to this clause 13 shall be subject to the provisions of clause 17.8 (mutatis mutandis) and such liability shall not arise unless the Purchaser:

         13.4.1. within such time after receiving notice of the same as is reasonable to permit the Vendors to take appropriate action shall have given full written details to the Vendor;

         13.4.2. shall have taken no action in relation to the same without prior consultation with the Vendors; and

         13.4.3. shall have allowed the Vendors to take whatever action the Vendors and the Purchaser have agreed to deal with the same provided that such action does not affect the assets of the Purchaser or the Business.

13.5. For the purposes of clauses 13.3 and 13.4 in calculating the claims actions proceedings demands costs liabilities and expenses all equipment or parts of equipment shall be valued at trade price.

14.      RETAINER

         Upon Completion the Purchaser will retain each of the Vendors for advice and assistance to the Purchaser upon the terms of the Retainer agreements annexed hereto marked "F" and "G" and upon Completion the parties shall exchange signed agreements in those terms.

15.      INSPECTION OF DOCUMENTS

15.1. The Vendors shall within 3 days of entering into this Agreement supply to the Purchaser a list of the customers of the Business and such historical information outstanding estimates job files customer files and other papers relating to the Business as the Purchaser may reasonably require.

15.2. The Vendors shall make available for inspection and reasonable use by the Purchaser the books and other documents of the Vendors relating to the Business but being retained by the Vendors. The Purchaser shall be entitled at its own expense to make copies of such books and documents provided that the rights conferred by this clause 15.2 shall expire on the sixth anniversary of the Transfer Date.

15.3. The Purchaser shall for the same period make available for inspection and reasonable use by the Vendors all books of account and other documents handed over in pursuance of this agreement and the Vendors shall be entitled at its own expense to make copies of the same.

15.4. Any books documents or records referred to in clause 15.2 and 15.3 shall be retained by the Vendors or the Purchaser as the case may be in the United Kingdom.

15.5. Immediately upon entering into this Agreement the Vendors shall supply to the Purchaser such information on the customers of the Business as the Purchaser shall require to enable the Purchaser to render invoices to such customers for services to be provided following Completion.

16.      COMPLAINTS BY CUSTOMERS

16.1. In the event of any complaints being made after the Transfer Date by customers of the Business in relation to goods or services of the Business delivered or rendered on or before the Transfer Date the Purchaser will upon such complaints coming to its notice provide full particulars in writing to the Vendors to enable the Vendors to investigate the same and if the Vendors shall require any goods of the Business for replacement purposes the Purchaser shall at the request in writing of the Vendors supply the same to the customer and charge the Vendors for them at a trade price.

16.2. The Purchaser shall take all reasonable steps to perform in accordance with its normal business standards the obligations of the Vendors to provide after-sales service or to meet warranty claims of customers arising in the normal course of the Business as a result of transactions carried out by the Vendors prior to the Transfer Date in so far as the same are required by the Vendors' standard conditions of sale a copy of which is annexed hereto marked "H". The Vendors shall reimburse to the Purchaser on a monthly basis the direct costs incurred by it in carrying out its obligations under this clause 16.2.

16.3. The Vendors undertake with the Purchaser to discharge pay or indemnify the Purchaser fully at all times from and against all liability arising out of any claims by customers of the Business in respect of goods sold by the Vendors on or before the Transfer Date.

17.      WARRANTIES

17.1. The Vendors jointly and severally represent warrant and undertake to and with the Purchaser and its successors in title that the Warranties are at the date of this agreement and will be at the date of Completion true and correct in all respects provided that the Purchaser shall not be entitled to claim that any fact or combination of facts constitutes a breach of any of the Warranties if and to the extent that such fact or combination of facts has been fully fairly and clearly disclosed in the Disclosure Letter. The Vendors jointly and severally undertake to the Purchaser to indemnify the Purchaser fully at all times from and against all costs claims proceedings demands and expenses which the Purchaser may sustain incur or pay by reason of any breach of any of the Warranties.

17.2. Where any Warranty refers to the knowledge information belief or awareness of the Vendors the Vendors acknowledge that they have made full enquiry into the subject matter(s) of the Warranty.

17.3. The remedies of the Purchaser in respect of breach of any of the Warranties shall continue to subsist notwithstanding Completion.

17.4. The rights and remedies of the Purchaser in respect of any breach of the Warranties shall not be affected by the Purchaser failing to exercise or delaying the exercise of any of its rights or remedies or by any other event or matter whatever except a specific and duly authorised written waiver or release.

17.5. Without restricting the rights of the Purchaser or the ability of the Purchaser to claim damages on any basis available to it the Vendors jointly and severally undertake to the Purchaser that in the event of a breach of any of the Warranties the Vendors will forthwith on demand by the Purchaser pay to the Purchaser (or in the case of a liability to another person which has not been discharged the person to whom the liability has been incurred) an amount equal to any deficiency or liability of the Purchaser which would not have arisen but for the facts circumstances or events which constitute such breach.

17.6. Promptly upon the occurrence of or promptly upon the Vendors becoming aware of the impending or threatened occurrence of any event which would or might reasonably be expected to cause or constitute a breach (or would have caused or constituted a breach had such event occurred or been known to the Vendors prior to the date of this agreement) of any of the Warranties it shall give written notice of the same to the Purchaser and shall use their best endeavours promptly to prevent or remedy the same.

17.7. If in the period from the date of this agreement to the date of Completion the Purchaser receives from the Vendors such a notice as is referred to in clause 17.6 or (without prejudice to the foregoing) the Purchaser becomes aware that any of the Warranties is not or will not at the date of Completion be true and accurate in all material respects or that any of the Assets (including in particular but without detracting from the generality of the foregoing the Stocks or the Equipment) have been damaged to any material extent then the Purchaser may by notice in writing to the Vendors' solicitors terminate this agreement which shall thereupon become null and void ab initio and neither Party shall have any rights against the other but failure to exercise this right shall not constitute a waiver of any other rights of the Purchaser arising out of any breach of the Warranties.

17.8. Other than for a breach of the Warranties contained in paragraphs 7 8 or 10 of the Fifth Schedule the Purchaser shall make no claim against the Vendors for a breach of any of the Warranties unless:

         17.8.1. the value of the loss or damage sustained by the Purchaser in respect of any one claim exceeds pound sterling 175.00; or

         17.8.2. the aggregate value of the loss or damage sustained by the Purchaser in respect of the Vendors' breach or breaches of the Warranties exceeds pound sterling 5,000.00.

17.9. Other than for a breach of the Warranties contained in paragraphs 7 8 or 10 of the Fifth Schedule the Vendors shall only be liable for a breach of any of the Warranties if:

         17.9.1. The Purchaser serves notice of a breach of any one of the Warranties upon the Vendors and the Vendors have not remedied such breach within 28 days of the date of such a notice; and

         17.9.2. Any notice pursuant to clause 17.9.1 is served by the Purchaser within 12 calendar months of Completion.

17.10. The Purchaser shall have no Claim whatever against the Vendors in respect of any breach of any of the Warranties:

         17.10.1. if and to the extent that such breach or Claim occurs as a result of any legislation not in force at the date of this Agreement which takes effect retrospectively or occurs as a result of any increase in the rates of taxation in force at such date or occurs as a consequence of a change in the interpretation of the law after such date in any jurisdiction;

         17.10.2. if and to the extent that such breach or Claim would not have arisen but for any voluntary act omission transaction or arrangement after Completion by the Purchaser or any person connected with it otherwise than in the ordinary course of business and which the Purchaser knew or ought reasonably to have known could give rise to a Claim; and

         17.10.3. to the extent such Claim arises as a result only of any changes after Completion in the accounting bases policies or methods used by the Purchaser to value any of its assets

17.11. If any potential Claim shall arise by reason of a liability which is contingent only then the Vendors shall not be under any obligation to make any payment pursuant to such Claim until such time as the contingent liability ceases to be contingent and becomes actual. The provisions of clause 17.9.2 shall not apply to any potential claim which shall arise by reason of a liability which is contingent; and

17.15. The Purchaser confirms to the Vendors that it is not at the date of this Agreement and after discussion with its accountants and solicitors aware of any matter or thing which in its reasonable opinion would give rise to any Claim. However such confirmation is given on the basis of all the Warranties (save for those which have had disclosures made against them in the Disclosure Letter) being true and accurate and if the Warranties are not true and accurate then this clause shall be deemed to be of no effect.

18.      RESTRICTIONS ON VENDORS

18.1. The Vendors jointly and severally undertake to and with the Purchaser that neither of them will either on their own account (whether jointly or individually) or in conjunction with others and whether directly or indirectly:

         18.1.1. for a period of 2 years from the Transfer Date establish develop carry on or assist in carrying on or be engaged concerned interested or employed in or provide technical commercial or professional advice to any other business enterprise or venture which supplies goods and/or services which are competitive with or are of the type supplied by the Business at the Transfer Date within a radius of 50 miles of Unit 12 Brickfields Trading Estate Brickfield Lane Chandlers Ford Hampshire SO53 4DT;

         18.1.2. for a period of 2 years from the Transfer Date solicit canvass or entice away (or endeavour to solicit canvass or entice away) from the Business or the Purchaser the custom of any person firm or company who was at any time during the period of 48 months immediately preceding the Transfer Date a client or customer of the Business or negotiating with the Vendors in relation to the Business for the supply of goods or services or in the habit of dealing with the Vendors in relation to the Business for the purpose of offering to such client or customer or obtaining from such supplier goods or services similar to or materially competing with those of the Business;

         18.1.3. for a period of 2 years from the Transfer Date deal or contract with any person firm or company who was at any time during the period of 48 months immediately preceding the Transfer Date a client or customer of the Business or negotiating with the Vendors in relation to the Business for the supply of goods or services or in the habit of dealing with the Vendors in relation to the Business for the purpose of offering to such person firm or company goods or services similar to or materially competing with those of the Business;

         18.1.4. for a period of 2 years from the Transfer Date solicit canvass or entice away (or endeavour to solicit canvass or entice away) any of the Transferring Employees from the Purchaser or any of its subsidiaries whether or not such person would commit a breach of contract by reason of leaving service;

         18.1.5. at any time after the Transfer Date disclose to any person or use for any purpose any Know-how and shall use all reasonable endeavours to prevent the publication or disclosure of any Know-how;

         18.1.6. at any time after the Transfer Date carry on business or trade under a name which is identical or similar to any names used by the Business or which suggests any connection with the Business or the Purchaser; and

         18.1.7. do anything which might prejudice the Goodwill of the Business.

18.2. No provision of this agreement or of any agreement or arrangement of which it forms part by virtue of which the agreement constituted by all of the foregoing is subject to registration (if such be the case) under the Restrictive Trade Practices Act 1976 shall take effect until the day after particulars of such agreement have been furnished to the Director General of Fair Trading pursuant to the terms of Section 24 of that Act.

18.3. Each covenant contained in clause 18.1 shall be construed as a separate covenant and if one or more of the covenants is held to be against the public interest or unlawful or in any way an unreasonable restraint of trade the remaining covenants shall continue to bind the Vendors.

18.4. If any covenant in clause 18.1 would be void as drawn but would be valid if the period of application were reduced or if some part of the covenant were deleted the covenant in question shall apply with such modification as may be necessary to make it valid and effective.

18.5. The Vendors shall promptly refer to the Purchaser all enquiries relating to the Business and assign to the Purchaser (so far as they are able) all orders relating to the Business including enquiries or orders for any stocks spare parts accessories and other equipment manufactured or sold in connection with the Business which the Vendors may in future receive.

19.      CONFIDENTIAL INFORMATION

19.1. The Vendors acknowledge that the Vendors have information in respect of the Business and financing of the Business and its dealings transactions affairs plans and proposals all of which information is or may be secret or confidential and important to the Business. In this clause 19 such information is called 'Confidential Information' and includes without limitation confidential or secret information relating to the trade secrets know-how ideas business methods finances prices business plans sales targets sales statistics customer lists customer relationships computer systems and computer software of the Business. The Vendors further acknowledge that the disclosure of Confidential Information (whether directly or indirectly) to actual or potential competitors of the Business would place it at a competitive disadvantage and would do damage to its business. The Vendors accordingly agrees to enter into the restrictions contained in clause 19.2.

19.2.    The Vendors shall not at any time after the Transfer Date:

         19.2.1. disclose to any person except to those authorised by the Purchaser to know;

         19.2.2. use for the Vendors' own purposes or for any purposes other than those of the Business; or

         19.2.3. through failure to exercise all due care and diligence cause or permit any unauthorised disclosure of any Confidential Information but these restrictions shall cease to apply to information which (other than through the fault of the Vendors) becomes available to the public generally.

20.      INTEREST

         In the event that Completion is delayed for any reason not attributable to default or delay of the Vendors in performing its obligations under this agreement interest shall be payable (as well after as before judgement) to the Vendors in respect of the consideration due on such date of Completion at 3% above the base rate from time to time of National Westminster Bank plc such interest to be calculated on a daily basis.

21.      COSTS/STAMP DUTY

21.1. The Purchaser shall pay the Vendors' costs in connection with the negotiation and preparation excluding the VAT element of such costs subject to the Purchaser paying a maximum of pound sterling 8,000.00 in respect of such costs and otherwise the Parties shall pay their own costs in connection with the negotiation preparation and implementation of this Agreement or any agreement incidental to or referred to in this agreement and the assignments of all the Assets hereby agreed to be sold and not transferable by delivery.

21.2. The Purchaser shall pay any stamp duty payable on this Agreement or the transfer and assignment of the Assets.

22.      FURTHER ASSURANCE

         The Vendors undertake with the Purchaser to execute and deliver any other documents and take any other steps as shall be reasonably required by the Purchaser to vest the Assets in the Purchaser.

23.      ASSIGNMENT

         This Agreement shall be binding upon and enure for the benefit of the successors of the Parties.

24.      ANNOUNCEMENTS

         No announcement of any kind shall be made in respect of the subject matter of this Agreement except as specifically agreed between the Parties.

25.      MISCELLANEOUS

25.1 Completion shall not in any way prejudice or affect the operation of any of the provisions of this Agreement which contemplate or are capable of operation after Completion and accordingly all such provisions shall continue in full force and effect after Completion. Completion shall not constitute a waiver by the Purchaser of any breach of this agreement whether or not known to the Purchaser at the date of Completion.

                               THE FIRST SCHEDULE

CONTRACT NO.              DATE                 TERM                NO. OF UNITS
------------              ----                 ----                ------------
A 008/1                   19.12.96             1 Year                     6
A 008/2                   Undated              1 Year                     1

A 011/1                   09.09.97             1 Year                    34
A 011/2                   20.09.97             1 Year                     1
A 011/3                   23.02.98             1 Year                     2

A 012                     18.09.98             3 Years                    2

A 014/1                   18.02.98             1 Year                     7
A 014/2                   21.03.98             1 Year                     1
A 014/3                   Undated              1 Year                     2
A 014/4                   15.09.98             1 Year                     1

A 015                     None                 1 Year                     3

A016                      22.11.93             1 Year                     5

A 017                     16.05.96             1 Year                     6
A 017                     11.08.98             1 Year                     1

A 018                     11.06.97             1 Year                     1

A 019/1                   18.01.94             1 Year                    12
A 019/2                   16.10.97             None stated                2
A 019/3                   17.06.97             1 Year                     1
A 019/4                   05.02.98             1 Year                     1

A 021/1                   04.08.97             1 Year                     9
A 021/2                   07.07.98             1 Year                     1

A 025/1                   Undated              1 Year                     8
A 025/2                   Undated              1 Year                     1
A 025/3                   09.09.97             1 Year                    10
A 025/4                   12.09.97             1 Year                     2

A 026/1                   25.04.94             1 Year                     3
A 026/2                   Undated              1 Year                  Service
A 026/3                   Undated              1 Year                     1

A 028/1                   06.03.97             1 Year                    11
A 028/2                   Undated              1 Year                     1
A 028/3                   04.09.98             1 Year                     1

A 029                     04.03.98             1 Year                     8

A 030/1                   13.06.94             1 Year                     5
A 030/2                   27.06.95             1 Year                     1
A 030/3                   12.04.96             1 Year                     1
A 030/4                   27.08.96             1 Year                     1
A 030/5                   03.02.97             1 Year                     1
A 030/6                   24.03.97             1 Year                     1
A 030/7                   27.01.98             1 Year                     1

A 031/l                   21.05.97             1 Year                    10
A 031/2                   30.03.98             1 Year                     1

A 032                     Undated              1 Year                     6

A 033/1                   24.02.97             3 Years                    9
A 033/2                   Undated              3 Years             Service Change
A 033/3                   15.06.98             1 Year                     1

A 034/1                   08.11.94             1 Year                     7
A 034/2                   20.08.96             1 Year                     1
A 034/3                   10.10.96             1 Year                     1
A 034/4                   Undated              1 Year                     2
A 034/5                   27.03.98             1 Year                     2

A 036                     09.09.97             1 Year                    17

A 037/l                   20.12.94             1 Year                    22
A 037/2                   24.06.96             1 Year                     1

A 038                     30.03.98             1 Year                    10

A 039/1                   10.12.93             1 Year                     9
A 039/2                   30.11.94             1 Year                     1
A 039/3                   24.04.95             1 Year                     1
A 039/4                   15.09.95             1 Year                     1
A 039/5                   03.01.96             1 Year                     1
A 039/6                   04.01.97             1 Year                     1
A 039/7                   Undated              1 Year                     1

A 039/8                   Undated              1 Year                     1
A 039/9                   20.01.98             1 Year                     1
A 039/10                  22.07.98             1 Year                     1

A 040/1                   19.11.94             3 Years                    8
A 040/2                   24.07.96             1 Year                     1
A 040/3                   07.04.97             1 Year                     2
A 040/4/H                 19.11.94

A 041/1                   06.03.95             5 Years                   20
A 041/2                   10.01.99             1 Year                     1

A 042                     27.03.96             1 Year                    12

A 043                     08.03.97             1 Year                     7

A 045                     21.02.95             1 Year                    10

A 048                     19.01.99             1 Year                     1

A 048/1                   25.07.94             1 Year                     8
A 048/2                   06 12.96             1 Year                     1
A 048/3                   01.06.98             1 Year                     4

A 050                     09.03.98             1 Year                     9

A 051/1                   20.03.96             1 Year                    10
A 051/2                   11.12.96             1 Year                     1
A 051/3                   Undated              1 Year                     1

A 053                     10.07.98             3 Years                   12

A 054                     21.07.98             1 Year                    10

A 055                     22.10.96             3 Years                   13

A 056/1                   30.09.96             1 Year                    10
A 056/2                   22.12.96             1 Year                     1
A 056/3                   Undated              1 Year                     1
A 056/4                   Undated              1 Year                     1

A 058                     Undated              1 Year                     8

A 059/1                   28.08.97             1 Year                     6
A 059/2                   Undated              1 Year                     1

B 001/1                   08.05.96             5 Years                   11
B 001/2                   28.06.96             5 Years                    1
B 001/3                   Undated              None stated                1
B 001/4                   Undated              1 Year                     1

B 002                     25.10.97             None stated               10

B 003                     Undated              1 Year                    13

B 005 (6)/3               Undated              None stated               13
B 005 (6)/4               16.04.98             1 Year                     1
B 005 (6)/5               01.10.98             1 Year                    -1

B 008                     20.09.95             1 Year                     3

B 009                     22.10.98             1 Year                    17

B 010/1                   01.03.96             5 Years                    5
B 010/2                   12.04.96             5 Years                    1

B 011/1                   28.03.96             1 Year                     7
B 011/2                   21.05.98             1 Year                     2

B 012                     21.10.98             1 Year                     1

B 013/1                   05.09.96             5 Years                    7
B 013/2                   Undated              None stated                1
B 013/3                   Undated              1 Year                     1

B 014/1                   27.10.95             5 Years                    7
B 014/2                   20.03.96             1 Year                     2
B 014/3                   Undated              3 Years                    1
B 014/4                   18.09.96             3 Years                    1

B 015/1                   Undated              5 Years                    6
B 015/2                   06.12.94             1 Year                     1
B 015/3                   07.02.96             3 Years                    1
B 015/4                   26.02.97             1 Year                     1
B 015/5                   04.06.98             1 Year                     2

B 016/1                   22.10.94             3 Years                    6
B 016/2                   01.03.96             3 Years                    1
B 016/3                   Undated              1 Year                     1
B 016/4                   Undated              1 Year                     1

B 017/1                   17.08.95             1 Year                     7
B 017/2                   22.01.98             1 Year                     2

B 018/1                   21.04.97             1 Year                    11
B 018/2                   06.08.97             1 Year                     1
B 018/3                   06.12.97             None stated                1

B 019/1                   Undated              None stated                1
B 019/2                   27.04.98             1 Year                    12
B 019/3                   27.10.97             1 Year                     1
B 019/4                   07.09.98             1 Year                     1
B 019/5                   Undated              1 Year                     1
B 019/6                   09.11.98             1 Year                     1

B 020/1                   16.05.95             1 Year                     8
B 020/2                   29.07.95             1 Year                     1
B 020/3                   Undated              1 Year                     3

B 021                     17.12.98             1 Year                     1
B 021/1                   05.11.94             1 Year                    12
B 021/2                   02.05.95             1 Year                     1
B 021/3                   Undated              1 Year                     1
B 021/4                   Undated              1 Year                     1
B 021/5                   28.09.98             1 Year                     1
B 021/6                   Undated              1 Year                     1

B 022/4                   01.04.97             1 Year                     9

B 023/1                   21.05.94             1 Year                     6
B 023/2                   03.06.95             1 Year                     1
B 023/3                   15.06.96             1 Year                     1

B 024                     28.09.98             1 Year                     9

B 025/1                   25.11.97             3 Years                    1

B 025/2                   16.10.97             3 Years                    9

B 026/1                   28.04.97             1 Year                     7

B 026/2                   19.02.98             1 Year                     1

C 001/1                   05.09.96             1 Year                     5
C 001/2                   08.10.96             1 Year                    16

C 004/1                   Undated              None stated                2
C 004/2                   17.12.98             1 Year                     1

C 005/1                   28.03.97             1 Year                     7
C 005/2                   03.02.98             1 Year                     1
C 005/3                   Undated              1 Year                     1

C 006                     14.05.96             1 Year                     4

C 007                     14.01.99             1 Year                     1
C 007/1                   09.05.94             1 Year                    13
C 007/2                   Undated              1 Year                     1
C 007/3                   23.09.97             1 Year                     1
C 007/4                   Undated              None stated                2
C 007/5                   Undated              1 Year                     1

C 008/1                   19.10.98             1 Year                     6
C 008/2                   24.11.98             1 Year                     1

D 001/1                   23.01.97             1 Year                    13
D 001/2                   06.03.97             None stated                2
D 001/3                   Undated              None stated                2
D 001/4                   15.07.98             1 Year                     2

D 002 (3) (4)/1           18.11.97             1 Year                    10
D 002 (3) (4)/2           Undated              1 Year                     1

D 006                     24.09.98             3 Years                    6

D 007                     19.03.97             1 Year                     2

E 001/1 as evidenced by
the order of Evesons
Fuels Limited dated
                                               16/9/96                   11
E 001/2                   26.07.97             1 Year                     1
E 001/2                   Undated              1 Year                     1

E 004                     15.11.96             1 Year                     5

E 005/1                   14.01.97             None stated               11

E 005/2                   Undated              None stated               -2

F 002/1                   09.01.98             3 Years                   22
F 002/2                   25.08.98             1 Year                     1
F 002/3                   19.02.99             1 Year                     1

F 003                     Undated              1 Year                     6

F 005                     15.05.97             1 Year                     6

F 006/2                   15.01.99             1 Year                    15

F 007/1                   03.10.97             None stated               11
F 007/2                   23.07.98             1 Year                     2

G 001                     04.06.97             1 Year                    19

G 002                     23.07.94             1 Year                     5

G 003                     20.03.97             1 Year                     1

G 004/1                   12.11.96             1 Year                    12
G 004/2                   22.01.98             3 Years                    1

G 005                     04.01.98             1 Year                     1
G 005/1                   29.07.96             1 Year                     8
G 005/2                   17.03.97             1 Year                     1
G 005/3                   24.01.97             None stated                1
G 005/4                   Undated              1 Year                     1
G 005/5                   Undated              1 Year                     1
G 005/6                   30.07.98             1 Year                     1
G 005/7                   04.01.99             1 Year                     1

H 001                     26.01.98             1 Year                    11

H 002                     10.11.98             1 Year                    12

I 001/1                   25.09.96             1 Year                     7
I 001/2                   15.02.99             1 Year                     1

I 002/1                   23.05.97             1 Year                     1
I 002/2                   Undated              1 Year                     1

I 002/3                   Undated              1 Year                     1
I 002/9                   23.02.99             1 Year                     1

I 003/1                   Undated              1 Year                     9
I 003/2                   Undated              1 Year                     1
I 003/3                   27.06.97             1 Year                     1
I 003/4                   23.04.98             1 Year                     1
I 003/5                   11.09.98             1 Year                     2

I 004/1                   11.09.98             1 Year                    15
I 004/2                   03.11.98             1 Year                     1

1 005                     04.12.98             1 Year                     1
I 005/1                   Undated              1 Year                    12
1 005/2                   21.01.98             1 Year                     2
I 005/3                   11.08.98             Marked N/A                 2

I 006 (13)/1              08.09.95                                       17
I 006 (13)/2              Undated              1 Year                     2
I 006 (13)/3              26.03.96             1 Year                     1
I 006 (13)/4              10.01.97             1 Year                     2
I 006 (13)/5              Undated              1 Year                     2
I 006 (13)/6              Undated              1 Year                     1
I 006 (13)/7              Undated              1 Year                     1
I 006 (13)/8              Undated              1 Year                     3
I 006 (13)/9              Undated              None stated                1
I 006 (13)/10             09.04.98             1 Year                     1
I 006 (13)/11             Undated              1 Year                     1

I 007                     10.02.99             1 Year                     3
I 007/1                   17.04.96             1 Year                    30
I 007/2                   30.07.97             1 Year                     2
I 007/3                   09.12.97             None stated                2
I 007/4                   20.01.98             None stated                2
I 007/5                   22.10.98             1 Year                     3
I 007/6                   20.01.99             1 Year                     1

I 008/1                   Undated              None stated               11
I 008/2                   03.10.97             None stated                1
I 008/3                   21.11.97             1 Year                     1

I 009                     03.03.99             1 Year                     7

I 010/1                   27.05.97             1 Year                     7
I 010/2                   21.01.98             1 Year                     2

I 010/3                   30.04.98             1 Year                     2
I 010/4                   11.08.98             1 Year                     3

I 011/1                   21.04.98             1 Year
I 011/2                   23.06.98             1 Year                    19
I 011/3                   03.11.98             1 Year                     1

I 012/1                   17.05.97             1 Year                    11
I 012/2                   30.07.98             1 Year                     2
I 012/3                   23.02.99             1 Year                     1

I 014                     24.04.97             1 Year                    11

I 015/1                   10.11.94             1 Year                     5
I 015/2                   04.06.95             1 Year                     1

I 016/1                   25.08.94             1 Year                     7
I 016/2                   24.07.97             1 Year                     1

I 017/1                   11.03.97             1 Year                     6
I 017/2                   Undated              1 Year                     1

I 018/1                   23.04.95             1 Year                    10
I 018/2                   10.02.99             1 Year                     1

I 019                     20.11.96             3 Years                    7

I 020                     26.09.95             1 Year                     7

I 021                     25.08.94             1 Year                     9

I 022                     09.02.99             1 Year                     1
I 022/1                   12.05.94             1 Year                     7
I 022/2                   Undated              None stated                1
I 022/3                   08.02.99             1 Year                     1

I 023/1                   22.02.94             1 Year                     7
I 023/2                   12.09.95             1 Year                     1
I 023/3                   12.05.97             1 Year            Service Upgrade for 1
                                                                        mobile

I 024                     14.10.98             1 Year                    10

I 025                     27.01.99             1 Year                     2

I 025/1                   13.11.96             3 Years                   17
I 025/2                   13.02.97             3 Years                    1

I 026/1                   30.04.98             3 Years                   10
I 026/2                   22.01.99             1 Year            Service Upgrade of
                                                                      10 units

I 027/1                   21.09.94             1 Year                    12
I 027/2                   31.12.96             1 Year                     1
I 027/3                   18.07.97             1 Year                     1
I 027/4                   04.12.97             1 Year                     1

I 028                     17.11.98             1 Year                    10

I 029/1                   29.11.94             1 Year                    31
I 029/2                   06.02.96             1 Year                     1
I 029/3                   28.05.97             1 Year                     2
I 029/4                   Undated              None stated                2
I 029/5                   22.10.98             1 Year                     2

I 030/1                   26.11.94             1 Year                     6
I 030/2                   10.04.96             1 Year                     1
I 030/3                   Undated              1 Year                     1
I 030/4                   25.06.98             1 Year                     1

I 031                     24.09.97             1 Year                     2

I 033/1                   18.05.96             1 Year                    10
I 033/2                   29.01.98             1 Year                     2

I 034                     02.02.99             1 Year                     1
I 034/1                   09.02.95             1 Year                    11
I 034/2                   21.02.97             1 Year                     1
I 034/3                   29.05.97             1 Year                     1

I 035                     08.04.97             1 Year                     7

I 036/1                   30.06.               1 Year                     5
I 036/2                   17.06.97             1 Year                     1

I 037/1                   12.06.95             5 Years                    5
I 037/2                   22.07.97             1 Year                     1
I 037/3                   Undated              1 Year                     1

I 038                     12.09.95             1 Year                     7

J 001                     01.11.98             1 Year                     2

J 002                     01.10.98             1 Year                     2

J 003/1                   09.12.97             1 Year                     9
J 003/2                   07.08.98             1 Year                     1

K 001/1                   21.03.96             1 Year                     6
K 001/2                   01.11.96             1 Year                     1
K 001/3                   13.11.97             1 Year                     1

K 002                     29.06.98             None stated                1

L 003                     Undated              1 Year                     5

L 004/1                   23.07.97             1 Year                     3
L 004/2                   Undated              1 Year                     1

L 005                     12.02.96             1 Year                     6

M 001                     20.01.99             1 Year                     1
M 001/1                   08.11.95             1 Year                     3
M 001/2                   12.02.96             1 Year                     1

M 002                     15.09.97             1 Year                     8

M 003/1                   22.11.93             1 Year                     7
M 003/2                   10.10.95             1 Year                     3

M 004                     Undated              1 Year                     3

M 005/1                   03.07.95             1 Year                     7
M 005/2                   01.10.95             1 Year                     2
M 005/3                   15.10.96             1 Year                     2

M 006/1                   12.09.95             1 Year                    11
M 006/2                   25.02.97             1 Year                     1

M 008/1                   25.09.96             1 Year                     4

M 008/2                   27.08.98             1 Year                     2

M 009                     14.10.98             1 Year                     5

M 010/1                   28.01.99             1 Year                     1
M 010/2                   20.02.99             1 Year                     1

N 001                     03.07.96             1 Year                     3

N 002                     12.02.98             1 Year                     2

N 003                     04.11.98             1 Year                     1

O 001                     19.12.96             1 Year                     6

P 001                     23.07.97             1 Year                     3

P 004                     24.04.98             1 Year                     5

P 005/1                   21.11.96             1 Year                    11
P 005/2                   12.02.97             1 Year                     3

P 006/1                   25.07.96             1 Year                     6
P 006/2                   Undated              1 Year                     1
P 006/3                   Undated              1 Year                     1

P 007                     10.10.96             1 Year                     1

P 008                     Undated              1 Year                    28

P 009 (20)/1              13.02.97             1 Year                     1
P 009 (20)/2              23.02.97             1 Year                     8

P 012                     07.10.96             3 Years                    3

P 013                     04.09.97             1 Year                     6

P 014                     21.10.98             1 Year                     1
P 014 (10)/1              19.07.96             1 Year                     8
P 014 (10)/2              Undated              1 Year                     1

P 014 (10)/3              Undated              1 Year                     1

P 015                     25.11.95             1 Year                     6

P 016                     06.01.99             1 Year                     1
P 016/1                   13.02.95             1 Year                     7
P 016/2                   Undated              1 Year                     1
P 016/3                   Undated              1 Year                     1
P 016/4                   22.10.98             1 Year                     1

P 017                     23.12.97             3 Years                    5

P 018/1                   04.04.96             1 Year                     3
P 018/2                   09.12.96             1 Year                     1
P 018/3                   13.02.97             1 Year                     1

P 019/1                   13.11.97             1 Year                     3
P 019/2                   26.11.98             l Year                     1

P 021                     11.02.98             1 Year                     7

P 022                     04.04.96             1 Year                     4

P 023                     09.07.98             2 Years                   10

P 024                     18.12.96             1 Year                     7

P 025                     19.01.99             1 Year                     5

R 001/1                   20.05.97             1 Year                     8
R 001/2                   13.02.98             1 Year                     1

R 002                     06.01.99             1 Year                     6

R 003/1                   Undated              1 Year                    16
R 003/2                   14.03.97             None stated                2
R 003/3                   25.09.97             1 Year                     1
R 003/4                   12.03.98             1 Year                     1
R 003/5                   21.04.98             None stated                1
R 003/6                   08.09.98             1 Year                     3

R 004/1                   30.05.96             5 Years                   14

R 004/2                   01.11.97             5 Years                    2

R 005                     Undated              1 Year                     7

R 006                     10.11.98             None stated                4

S 001/1                   30.10.95             1 Year                     3

S 001/2                   Undated              1 Year                     1

S 002                     23.01.97             1 Year                    13

S 003/1                   14.06.96             1 Year                     6

S 003/2                   Undated              None stated                2

S 004/1                   26.09.97             1 Year                     7
S 004/2                   16.06.98             1 Year                     1

S 005                     16.06.98             5 Years                   12
S 005                     10.02.99             1 Year                     1

S 006 & S 007             Undated              1 Year                     8

S 008/1                   08.01.98             None stated               22
S 008/2                   16.11.98             1 Year                     2

S 009                     Undated              1 Year                    21

S 010                     17.07.97             1 Year                     9

S 011                     27.11.96             1 Year                    28

S 012                     09.12.98             1 Year                     5

S 013                     23.03.94             1 Year                     5

S 014                                          l Year                     9

S 015/1                   21.03.96             3 Years                   10
S 015/2                   09.04.96             3 Years                    1

S 016                     14.08.95             1 Year                    15

S 018/1                   01.08.97             3 Years                   24
S 018/2                   18.02.99             1 Year                     1

T 00l (2)                 10.10.97             1 Year                    19

T 004                     Undated              1 Year                     6

T 006                     29.07.96             1 Year                     6

T 008                     22.09.95             1 Year                     6

U 001                     21.07.96             1 Year                     6

U 002                     10.06.96             1 Year                     8

U 003                     10.06.96             1 Year                     7

U 004                     10.06.96             1 Year                     5

U 005                     17.07.96             1 Year                     8

W 001                     26.06.98             1 Year                    16

W 002                     29.09.98             1 Year                    14
W 002                     27.01.99             1 Year                     1

W 003/1                   11.11.95             1 Year                     4
W 003/2                   11.05.96             1 Year                     2
W 003/3                   Undated              None stated                2

W 004                     25.07.97             1 Year                     7

W 005/1                   04.10.96             1 Year                     7
W 005/2                   06.02.97             1 Year                     3

W 006                     07.10.96             1 Year                     5

Wyse Plant Limited        Undated              1 Year                     3

                               THE SECOND SCHEDULE






                           THE TRANSFERRING EMPLOYEES







                                  DAVID WAY FRY

                                  JAMES AUCOCK

                               THE THIRD SCHEDULE

                                  THE EQUIPMENT

            1 Hewlett Packard 8920A RF Test Set Serial no. 3207A01077

                         The Service Department Computer

                   1 Bird Thruline Wattmeter Serial no. 241973

                         25W element leads and adaptors

                              FM1200 PDP Programmer

                            25m 4 way extension lead

                                  4 step ladder

                              4m adjustable ladder

                          Nokia 2140 Handsfree car kit

                                 Prokit Tool kit

                                14" bolt cutters

                                   multimeter

                                portasol gas iron

                                 RF crimp pliers

                                  cable tie gun

                                 2 x stepdrills

                            small adjustable spanner

                                2 radio trimmers

                   1 Bird Thruline Wattmeter Serial no. 246604

                          1 25 watt 100-250 MHz element

                                    SBS Drill

                           16mm SBS masonry drill bit

                           2 Bosch 7.2 Battery drills

                               2 Bosch 7.2 battery

                               25m extension cable

                                  Dumpy Philips

                                  Large Philips

                               Precision flatblade

                                 Dumpy flatblade

                               2 Long nose pliers

                                pair side cutters

                               2 20mm cone cutters

                                  tape measure

                               aerial crimp pliers

                                  crimp pliers

                                 wire strippers

                                  bolt cutters

                            200mm adjustable spanner

                                   set of torx

                                set of allen keys

                                  stanley knife

                                   claw hammer

                                     hacksaw
                                   multi-meter

                               set folding ladders

                               250 soldering iron

                                  13mm spanner

                                  14mm spanner

                                  15mm spanner

                                  17mm spanner

                                  19mm spanner

                               small spirit level

                              set torx screwdrivers

                               gas soldering iron

                    Bird Thruline Wattmeter Serial no. 246028

                                      MS295

                            Canon Bubble jet printer

                                 RS Trimmer set

                 Programming leads for PRM8O/Tait/Kenwood/KM225

                   Motorola/Cleartone/LP70Icom/TTI/FM1200 PDP

                           3 Hanson Bench power supply

                             LP70 CTU Service module

                               THE FOURTH SCHEDULE

                                   THE STOCKS
                                   ----------

      Number    Description                                       Price (each unit)
      ------    -----------                                       ----------------

                SIMOCO EQUIPMENT:

        30      LM60 Service Spare                                pound sterling 105.00
         5      LM70 Service Spare                                pound sterling 125.00
         5      New LM60 Radio                                    pound sterling 150.00
         3      New LM70 Radio                                    pound sterling 286.00
         5      New PRX2020 Power Supply                          pound sterling 131.00
         3      2nd Hand PRX2020                                  pound sterling  65.00
         4      2nd Hand PRX10 P/Supply                           pound sterling 131.00
        10      Simoco Speaker                                    pound sterling   9.00
        15      Simoco Fist Mic                                   pound sterling  22.00
        15      Simoco Cradle                                     pound sterling   8.00
        40      Speaker Bracket                                   pound sterling Trade Price
        25      Kettle Lead                                       pound sterling   3.60

                AERIALS:
                ALLGON PARTS/FONE LOGISTICS:

        10      High Gain Whip                                    pound sterling   6.70
        15      1/4 Wave Whip                                     pound sterling   4.27
        10      Magamount                                         pound sterling  13.19
        20      RG58 Base                                         pound sterling   5.44

                PANORAMA PARTS:

        25      M8 Base                                           pound sterling    3.70
        25      M8A Base                                          pound sterling    4.90
        10      High Gain Whip                                    pound sterling    7.10
        20      1/4 Wave Whip                                     pound sterling    4.30
         3      Magmount                                          pound sterling Trade Price

                BRACKETS:

         3      Stand Off Bracket 24"                             pound sterling Trade Price
         3      Stand Off Bracket 4"                              pound sterling Trade Price
         5      Chimney Bracket                                   pound sterling Trade Price
        40      U Clamp                                           pound sterling     0.75
         7      Square Bolt                                       pound sterling Trade Price
         5      Cross Over Plate                                  pound sterling Trade Price

      Number    Description                                       Price (each unit)
      ------    -----------                                       ----------------
                DROPPERS:
                ALFATRONIX:

        20      PV6S                                              pound sterling   23.75
        10      PV61                                              pound sterling   33.93
        15      AVEL LIMBURG                                      pound sterling   26.00

        25      Second Hand GP300                                 pound sterling  175.00 each
                Radio with Charger

         3      Kenwood TK713 NB3 Mobile                          pound sterling  125.00 each

         4      FM1200 8 Button                                   pound sterling   50.00 each

                TAIT EQUIPMENT:

         2      T200 Power Supply                                 pound sterling Trade Price
         5      T2015 Power Loom                                  pound sterling Trade Price
         5      T2016 Remote                                      pound sterling Trade Price
        10      T2002 Mic                                         pound sterling Trade Price
        10      TAIT 2030 radio (including those service          pound sterling 105.00 each
                spares issued to customers)
                TAIT Desk Mic                                     pound sterling Trade Price

                PMR EQUIPMENT:

         2      6 Way Radio Chargers Motorola                     pound sterling Trade Price
        17      Carry Cases Motorola                              pound sterling Trade Price
         2      Simoco LP15 + Charger                             pound sterling Trade Price
         1      TAIT Orca + Charger                               pound sterling Trade Price

                               THE FIFTH SCHEDULE

                                   WARRANTIES

1.       THE VENDOR

Neither of the Vendors nor any of their families has any interest directly or indirectly in any company or business other than the Business which is or is likely to be or become competitive with the Business.

2.       PRE-CONTRACT ENQUIRIES

2.1 The replies given on 4th January 1999 to the Purchaser's solicitors' Pre-Contract Enquiries dated 23rd December 1998 are true and accurate replies.

2.2 The replies given on 4th January 1999 to the Purchaser's solicitors' Additional PreContract Enquiries are true and accurate replies.

2.3 The replies given on 7th January 1999 to the Purchaser's solicitors' Further PreContract Enquiries dated 6th January 1999 are true and accurate replies.

2.4 The content of the Vendors' letter to the Purchaser's solicitors dated 12th January 1999 is true and accurate.


3.       VENDOR'S BOOKS AND RECORDS

3.1 All of the Vendors' accounts books ledgers financial and other records of every kind relating to the Business have been fully and accurately maintained in accordance with generally accepted accounting practices and standards and to the best of the Vendors' knowledge and belief and there are no material inaccuracies or discrepancies of any kind contained or reflected in them or in any of them and they give and reflect a true and fair view of the financial and contractual and trading position of the Vendors in relation to the

         Business and of its plant machinery and other fixed assets debtors creditors stock-in-trade work-in-progress and other current assets and liabilities in relation to the Business (including contingent liabilities except those of which the Vendors having made all reasonable and proper enquiries are unaware).

3.2 Without limiting paragraph 3.1 all proper records have been kept and all proper returns and payments made as required by law for the purposes of the enactments relating to VAT in connection with the Business and the Vendors will not as at the Transfer Date be treated nor at any time has been treated for the purpose of the said enactments as a member of a group and no application shall have been made for such treatment.

4.       CONDUCT OF THE BUSINESS

Since 30th September 1998:

4.1 the Business has carried on in the ordinary and usual course and without entering into any transaction assuming any liability of an unusual nature or one which is not in the ordinary course of the Business and without interruption or alteration in the nature scope or manner of the Business;

4.2 there has been no material deterioration in the financial position or prospects or turnover of the Business;

4.3 there has been no disposal of assets other than trading stock in the ordinary course of trading;

4.4 the turnover of the Business measured both in terms of volume of goods sold and in terms of value (taking due account of inflation) has not been less than its turnover for the corresponding period of the previous calendar year;

4.5 the turnover of the Business (excluding connection bonuses) for the year ended 30th September 1998 was pound sterling 872,814.00 the connection bonuses for the same period totalled pound sterling 67,859.00 and the gross profit for that period was pound sterling 336,288.00;

4.6 there has been no unusual increase in the stocks or work-in-progress of the Business nor have any fixed assets or stocks of the Business been written up or revalued nor will they be prior to the date of Completion; and

4.7 the Vendors have not knowingly done or omitted to do anything which might prejudicially affect the Goodwill or the Know-how.


5.       CONSEQUENCE OF ACQUISITION OF THE BUSINESS BY THE PURCHASER

The acquisition of the Business and/or the Assets by the Purchaser or compliance with the terms of this agreement will not so far as the Vendors are aware:

5.1 cause the Business to lose the benefit of any right or privilege it presently enjoys or cause any person who normally does business with the Business not to continue to do so on the same basis as previously;

5.2 relieve any person of any obligation to the Business or the Vendors in respect of the Business (whether contractual or otherwise) or enable any person to determine any such obligation or any right or benefit enjoyed by the Business or to exercise any right whether under an agreement with or otherwise in respect of the Business;

5.3 give rise to or cause to become exercisable any right of pre-emption relating to the Business or any of the Assets; and

5.4 result in a breach of or constitute a default under (i) the terms conditions or provisions of any agreement understanding arrangement or instrument or (ii) any order judgement or decree of any court or governmental agency to which the Vendor is a party or by which the Vendor is bound in relation to the Business.

6.       ASSETS

6.1 The Vendors have good and marketable title to all the Assets and the Vendors own absolutely all such Assets free from and not subject to any agreement or commitment to give or create any mortgage charge lien option bill of sale leasing agreement hire purchase agreement credit sale or conditional sale agreement or any other incumbrance or claim of any kind (excepting only liens arising in the ordinary course of trading) and in particular none of the Stocks are subject to any reservation of title in favour of any third party or purchased generally on terms that ownership does not pass to the Vendors until full payment is made by it to the supplier.

6.2 The Stocks have been fully paid for by the Vendor or will be fully paid for by the Transfer Date and are of satisfactory quality readily realisable and saleable at normal selling prices in the ordinary course of the Business and include no obsolete obsolescent or slow-moving items.

6.3 The Stocks the Equipment and the Hire Fleet comply in all material respects with all applicable laws regulations codes of practice and other similar controls and advice made or issued by national government or by any other regulatory body and with all regulations and directives made by the European Economic Community which relate to them.

6.4 No goods have been supplied by the Business within the last 2 years which did not comply in all material respects with all applicable (being applicable at the time of supply) laws regulations codes of practice and other similar controls and advice made or issued by national government or by any other regulatory body and with all regulations and directives made by the European Economic Community which applies to such goods at the time of supply.

6.5 No Asset is shared by the Business with any other person and the Business does not depend for its business upon any assets facilities or services owned or supplied by any third party.

6.6 The Third and Tenth Schedules contain full and accurate details of the Equipment and Rental Fleet respectively.

6.7 The Stocks the Equipment and the Rental Fleet are in good repair and condition and (where appropriate) have been regularly and properly maintained and are fully serviceable.


7.       THE BANK ACCOUNT

7.1 The Vendors have not charged or pledged nor have they created or allowed to be created any lien over the monies from time to time standing to the credit of the Bank Account.

7.2 No third party (including without limitation Midland Bank plc) has any right of set off against the monies from time to time standing to the credit of the Bank Account.

7.3 No third party (including without limitation Midland Bank plc) has the right to draw from the monies from time to time standing to the credit of the Bank Account.

7.4 Other than in respect of its usual charges in respect of the Bank Account Midland Bank plc has no rights whatsoever to the monies from time to time credited to the Bank Account.


8.       SOLVENCY

The Vendors have not (either individually or jointly):

8.1      committed any act of bankruptcy; or

8.2 entered into any arrangement with or for the benefit of their creditors; or

8.3      presented their own petitions in bankruptcy.

9.       CONTRACTS

9.1 The Vendors are not in relation to the Business and/or the Assets a party to or subject to any agreement transaction obligation commitment understanding arrangement or liability including (without limitation) the Contracts which:

         9.1.1 involved agency distributorship franchising marketing rights information sharing manufacturing rights servicing or maintenance;

         9.1.2 involves partnership joint venture consortium or similar arrangements;

         9.1.3 is for the supply of goods and/or services by or to the Vendors on terms under which retrospective or future discounts price reductions or other financial incentives are given by or to the Vendors dependent on the level of purchases or any other factor;

         9.1.4 is not on arm's length terms or is in any way other than in the ordinary and proper course of the Business;


         9.1.5 other than for contracts is incapable of complete performance in accordance with its terms within 6 months after the date on which it was entered into or undertaken;

         9.1.6 is known by the Vendors to have been likely to result in a loss to the Vendors on completion of performance if the Vendors had not sold the Business pursuant to this agreement;

         9.1.7 cannot readily be fulfilled or performed by the Purchaser on time and without undue or unusual expenditure of money and effort;

         9.1.8 other than in respect of work carried out between the exchange of a contract and completion of that contract is a contract under which payment has already been received by the Vendors but which requires the performance of services by the Purchaser after the date of Completion;

         9.1.9 involves or is likely to involve obligations restrictions expenditure or receipts of an unusual onerous or exceptional nature and not in the ordinary course of the Business;

         9.1.10 other than normal leasing agreements in respect of motor vehicles is a lease loan agreement debenture guarantee or indemnity or a letter of credit or a contract for hire or rent hire purchase or purchase by way of credit sale or periodical payment;

         9.1.11   will require consideration payable by the Purchaser;

         9.1.12 involves or is likely to involve the supply of services by the Purchaser the aggregate value of which will represent in excess of 5 % of the turnover for the last accounting period of the Vendors,


         9.1.13 will require the Purchaser to pay any commission finder's fees royalty or similar payment; or

         9.1.14 in any way restricts the Vendors' freedom to carry on the whole or any part of the Business in any part of the United Kingdom or elsewhere in such manner as it thinks fit.

9.2      In respect of the Contracts:

         9.2.1 the only contracts which the Purchaser will be taking are those identified in the First Schedule hereto and in the Disclosure Letter; and

         9.2.2 each of the Contracts has been made in the terms of the Vendors' standard terms of contract annexed hereto marked "H".

9.3 The Vendors have not in relation to the Business contracted to supply any goods or services after the Transfer Date other than in respect of airtime.


10.      INVOICES

 10.1 Save for those customers listed on the list to be handed to the Purchaser pursuant to clause 7.1.3 of this Agreement the Vendors have invoiced all the airtime customers of the Business for airtime which is to be supplied to those customers for the period on and from the Transfer Date to and including 31st March 1999.

 10.2 The invoices referred to in clause 7.1.1 of this Agreement fall into one or other of the two classes of invoice mentioned below:

         10.2.1 invoices for the provision of airtime solely during the month of March 1999; or

         10.2.2 invoices for the provision of airtime during the months of January February and March 1999.

11.      DEFAULTS

Neither the Vendors nor any other party to any agreement or arrangement to which the Vendors are a party (including the Contracts) is in default under such agreement or arrangement nor has any threat or claim of any such default been made by or notified to the Vendors nor (as far as the Vendors are aware) are there any circumstances likely to give rise to such a default.

12.      POWERS OF ATTORNEY

There are in force no powers of attorney given by the Vendors in connection with the conduct of the Business. No person as agent or otherwise is entitled or authorised to enter into any contract commitment or obligation on behalf of the Business not in the ordinary course of the Business.

13.      STATUTORY RESTRICTIONS

13.1 No agreement practice or arrangement carried on by the Vendors and relating to the Business or its Assets:

         13.1.1 is or requires to be registered in accordance with the provisions of the Restrictive Trade Practices Acts 1976 and 1977 or contravenes the provisions of the Resale Prices Act 1976 or is or has been the subject of any enquiry investigation or proceeding in respect of the same;

         13.1.2 is or has been the subject of an enquiry investigation reference or report under the Fair Trading Act 1973 (or any previous legislation relating to monopolies or mergers) or the Competition Act 1980;

         13.1.3 infringes the EEC Treaty Article 85 or constitutes an abuse of dominant position contrary to the EEC Treaty Article 86 or infringes any Regulation or other enactment made under the EEC Treaty Article 87 or is or has been the subject of any enquiry investigation or proceeding in respect of the same;

         13.1.4 is by virtue of its terms or by virtue of any practice for the time being carried on in connection with it a 'comsumer trade practice' within the meaning of the Fair Trading Act 1973
                  Section 13 and susceptible to or under reference to the Consumer Protection Advisory Committee or the subject matter of a report to the Secretary of State or the subject matter of an order by the Secretary of State under the provisions of
                  Part II of that Act;

         13.1.5   will contravene the provisions of the Competition Act 1998;

         13.1.6 infringes any other competition anti-restrictive trade practice anti-trust or consumer protection law or legislation applicable in the United Kingdom or elsewhere and not specifically mentioned in this paragraph 13.1; or

         13.1.7 contravenes the provisions of the Trade Descriptions Acts 1968 and 1972 or the Consumer Credit Act 1974 or the Financial Services Act 1986.

13.2 The Vendors have not given any undertaking to the Restrictive Practices Court or the Director General of Fair Trading or the Secretary of State for Trade and Industry or the EC Commission or the Court of Justice of the European Communities or to any other court person or body.

14.      EXISTING SUPPLIERS AND CUSTOMERS

14.1 Other than the Contracts there are no other contracts agreements or commitments whether conditional or unconditional and no arrangements or undertakings whether legally binding or not relating to the Business which are material in relation to the Business or which the Purchaser would require to enable it to carry on the Business in the same manner as previously carried on by the Vendors.

14.2 During the 12 months ending on the Transfer Date there has been no substantial change in the bases or terms on which any person is prepared to enter into contracts or do business with the Vendors in respect of the Business (apart from normal price changes) and no contractual rights and obligations of the Vendors in relation to the Business will terminate by virtue of this agreement.

15.      BUSINESS NAME(S)

The Vendor uses no name for any purpose in connection with the Business other than Pro-comm Radio Communications and/or Pro-comm Radio Rentals Limited.

16.      DISCLOSURE OF TRADE SECRETS

The Vendors have not (except in the ordinary and normal course of business) disclosed or permitted to be disclosed or undertaken or arranged to disclose to any person other than the Purchaser any of its Know-how trade secrets confidential information price lists or customers or suppliers relating to the Business.

17.      INSURANCE

17.1 All the Assets which are capable of being insured are insured to their full reinstatement or value in accordance with generally accepted practice with a well established and reputable insurer against all risks customarily insured against in respect of assets and property of such description.

17.2 There are in force policies of insurance against all other risks and liabilities (including but not limited to products liability and consequential loss of profits) usually covered by insurance by persons carrying on business of the same type as the Business.

17.3 To the best of the Vendors' knowledge information and belief there are no circumstances which could lead to any such insurance being revoked vitiated or not renewed in the ordinary course.

18.      LITIGATION

18.1 The Vendors are not engaged in connection with the Business whether as defendants or plaintiffs in any litigation or arbitration or prosecution or other legal proceedings and in particular with any substantial customer or customers of the Business and to the best of its knowledge and belief there are no facts which are likely to give rise to the same and the Vendors have not been a party to any undertaking or assurance given to any court or governmental agency relating to the Business and/or its Assets which is still in force.

18.2 There has been no exercise purported exercise or claim for any charge lien incumbrance or equity over any of the Assets and there is no dispute directly or indirectly relating to any of such Assets.


19.      EMPLOYEES

 19.1 Full and accurate details have been supplied to the Purchaser as to the Employees' ages length of service rates of remuneration bonus and commission benefits in kind periods of notice pension and other rights under any retirement benefits life assurance or hospital insurance scheme of the Vendors. Such detail will remain true and accurate at Completion and the Vendors are not under any legal or moral commitment to change or vary any of such details and will not prior to Completion enter into any such commitment. The information contained in the second schedule is true and correct in all respects and no other persons are employed by the Vendors in connection with the

         Business. There are no schemes either in operation or proposed whereby any of the Transferring Employees is or is to be entitled to any commission or remuneration of any sort calculated by reference to the turnover profit or sales of the Vendors.

 19.2 All accrued holiday pay due to any of the Transferring Employees up to the date of Completion is set out in the second schedule to the Disclosure Letter.

 19.3 No liability has been incurred by the Vendors and not yet been discharged for breach of any contract of service or employment or for redundancy payments (including protective awards) or for damages or compensation for wrongful dismissal or unfair dismissal or otherwise or for failure to comply with any order for reinstatement or re-engagement of any Employee engaged in connection with the Business or for the actual or proposed termination or suspension of employment or variation of any contract of employment of any present or former employee of the Vendors employed in connection with the Business.

 19.4 The Vendors have in relation to each Employee complied in all material respects with:

         19.4.1 all obligations imposed on them by all statutes regulations and codes of conduct and practice relevant to the relations between it and any Employee (including without limitation any obligations under any health and safety legislation or any legislation relating to the environment);

         19.4.2 all customs and practices for the time being dealing with relations between the Vendors and any Employee or the terms and conditions of service of any of the Employees; and

         19.4.3 all relevant orders declarations and awards made under any relevant statute regulation or codes of conduct and practice affecting the conditions of service of any of the Employees.

19.5 There are not in existence any contracts of employment between the Vendors and any of the Employees nor any consultancy agreements between the Vendors and any of the Employees which cannot be terminated by 3 months' notice or less or (where not reduced in writing) by reasonable notice without giving rise to any claim for damages or compensation (other than a statutory redundancy payment or statutory compensation for unfair dismissal). Save in respect of the Excluded Employees the Vendors have not given nor received any notice to terminate any contract of employment of any of the Employees or any other person employed in the Business which expires on or after the date of Completion.

19.6 The Vendors have not offered and will not prior to Completion offer a contract of employment or for services to any person.

19.7 To the Vendors knowledge none of the Transferring Employees are a member of a Trades Union and the Vendors have not entered into any collective agreement in respect of the Transferring Employees.


20.      PENSIONS

There are not in existence nor has any proposal been announced or moral commitment given to establish any retirement death or disability benefit schemes for Employees or obligations to or in respect of Employees with regards to retirement death or disability pursuant to which the Vendors are or may become liable to make payments and no pension or retirement or sickness gratuity is currently being paid or has been promised by the Vendors to or in respect of any Employee.

21.      CAPITAL TAXES

21.1 There is no capital transfer tax or inheritance tax which is a charge on any of the Assets or gives rise to a power to sell mortgage or charge any of the Assets.

21.2 There has been no transfer of value or deemed transfer of value which (whether or not in conjunction with the death of any person whenever occurring) is capable of giving rise to such a power to sell mortgage or charge any of the Assets.

21.3 In determining for the purposes of paragraphs 21.1 and 21.2 whether a charge on or power to sell mortgage or charge any of the Assets exists at any time the fact that any tax is not yet payable or may be paid by installments shall be disregarded and such tax shall be treated as becoming due and a charge or power to sell mortgage or charge as arising on the date of transfer of value or other date or event on or in respect of which it becomes payable or arises.

22.      LICENCES AND CONSENTS

22.1 The Vendors have obtained all necessary licences and consents from any person authority or body for the proper carrying on of the Business and is not in breach of any of their terms or conditions.

22.2 Details of all such licences and consents are set out in the Disclosure Letter and the Vendors know of no reason why they should not be capable of being transferred to or obtained by the Purchaser without the necessity for any special arrangement or expense.

23.      GRANTS

The Vendors have not applied for or received any financial assistance from any national or local authority or governmental agency in connection with the Business.

24.      MATERIAL INFORMATION

24.1     To the best of the Vendors' knowledge information and belief there is:

         24.1.1 no fact or matter material to the value of the Assets or materially affecting the aggregate value of such Assets; and

         24.1.2 no fact or matter materially affecting the trading of the Business which has not been disclosed to the Purchaser and the disclosure of which might reasonably be expected materially to affect the willingness of the Purchaser to purchase such Assets at the aggregate price or the terms upon which the purchase is made (on the basis that the Purchaser will use such Assets for the purpose of carrying on the Business).

24.2 The information contained in the recitals and the schedules to this agreement and the Disclosure Letter and all other information in writing given by or on behalf of the Vendors to the Purchaser any of its directors officers agents or employees or the Purchaser's professional advisers in the course of the negotiations leading to this agreement was when given and will at the date of Completion remain true complete and accurate in all respects and to the best of its knowledge and belief the Vendors are not aware of any fact or matter not in the public domain in relation to the Business which would render any such information untrue incomplete inaccurate or misleading.

25.      INVESTMENTS ASSOCIATIONS AND BRANCHES

The Vendors are not and/or have not been a party to any joint venture or consortium or any partnership arrangement or agreement or to any agreement or arrangement for share commissions or other income relating to the Business.

26.      GUARANTEES AND WARRANTIES

The Vendors have not given any guarantee indemnity or warranty or made any representation in respect of any goods or services sold or supplied or contracted to be sold or supplied by it or in respect of any other aspect of the Business save for any guarantee indemnity or warranty implied by law and save for any guarantee indemnity or warranty set out in the Vendors' standard terms of contract annexed hereto and (save as aforesaid) has not accepted any liability or obligation to service repair maintain take back or otherwise do or not do anything in respect of any goods or services that would apply after any such goods or services have been delivered or supplied by it in connection with the Business.

27.      AGREEMENTS CONCERNING THE BUSINESS

The Vendors have not been a party to any agency distributorship franchise marketing purchasing manufacturing or licensing agreement or arrangement relating to or affecting the Business or any part of it.

28.      OFFERS

No offer or tender relating to the Business which is capable of being converted into an obligation of the Business by an acceptance of other act of some other person is outstanding.

29.      DEFECTIVE PRODUCTS

The Vendors have not knowingly supplied goods which were or are or will become faulty or defective or which did not or do not comply with any warranties or representations expressly or impliedly made by the Vendors or with all applicable laws regulations standards and requirements.

                               THE SIXTH SCHEDULE

                                THE RENTAL FLEET

Customer ID.         Radio Type          Serial No.             Call Sign
------------         ----------          ----------             ---------
A 012                PRM 8070            IPN399311364614        20
A 012                PRM 8060            IPN239234002005        21

A 029                PRM 8060            IPN3A96123D1674        26
A 029                PRM 8060            IPN499632304671        27

A 040                PRM 8070                                   20
A 040                PRM 8060            IPN289445344910        21
A 040                PRM 8060            IPN289445344907        22
A 040                PRM 8060            IPN289445344915        23
A 040                PRM 8060            IPN289445344913        24
A 040                PRM 8060            IPN289445344911        25
A 040                PRM 8060            IPN289445344916        26
A 040                PRM 8060            IPN289445344912        27
A 040                PRM 8060            IPN269412349761        28
A 040                PRM 8060            IPN3995273B1349        29
A 040                PRM 8060            IPN5B9704309405        30
A 040                PRM 8060            IPN5B9703309331        31

A 046                PRM 8070            IPN289443354334        20
A 046                PRM 8060            IPN4A9632304832        21
A 046                PRM 8060            IPN289448346998        22
A 046                PRM 8060            IPN289448347418        23
A 046                PRM 8060            IPN289448347001        24
A 046                PRM 8060            IPN289448347003        25
A 046                PRM 8060            IPN4A9632304840        26
A 046                PRM 8060            IPN399513345922        27
A 046                PRM 8060            IPN4A9614302506        28
A 046                PRM 8060            IPN4A9614302484        29
A 046                PRM 8060            IPN269420343606        30
A 046                PRM 8060            IPN289448347395        31
A 046                PRM 8060            IPN399522340566        32
A 046                PRM 8060            IPN5B97433H6828        33
A 046                PRM 8060            IPN5B9747347518        34

A 049                PRM 8070            IPN5B9728344366        20
A 049                PRM 8060            IPN5B9712341921        21
A 049                PRM 8060            IPN5B9738346063        22

Customer ID.         Radio Type          Serial No.             Call Sign
------------         ----------          ----------             ---------
A 049                PRM 8060            IPN5B9738346844        23
A 049                PRM 8060            IPN5B97123H1929        24
A 049                PRM 8060            IPN5B97123H1928        25
A 049                PRM 8060            IPN5B97123H1922        26
A 049                PRM 8060            IPN5B97383H6045        27
A 049                PRM 8060            IPN5B97383H6073        28
A 049                PRM 8060            IPN5B97383H6074        29
A 049                PRM 8060            IPN5B97383H6071        30
A 049                PRM 8060            IPN5B97383H6043        31
A 049                PRM 8060            IPN5B97383H6061        32

A 054                PRM 8070            IPN28944335H333        20
A 054                TAIT T 545          T259354                21
A 054                TAIT T 545          T249748                22
A 054                TAIT T 545          T260380                23
A 054                TAIT T 545          T259303                24
A 054                TAIT T 545          T259987                25
A 054                TAIT T 545          T260718                26
A 054                TAIT T 545          T260920                27
A 054                PRM 8060            IPN589751348664        28
A 054                PRM 8060            IPN5897513H8654        29

A 055                PRM 8070            IPN3995273B1341        20
A 055                PRM 8060            IPN4996173D3042        21
A 055                PRM 8060            IPN399502349070        22
A 055                PRM 8060            IPN399503349617        23
A 055                PRM 8060            IPN399503349612        24
A 055                PRM 8060            IPN399503349615        25
A 055                PRM 8060            IPN4A9633304958        26
A 055                PRM 8060            IPN5B96403D5548        27
A 055                PRM 8060            IPN5B9640305565        28
A 055                PRM 8060            IPN399502349031        29
A 055                PRM 8060            IPN399503349625        30
A 055                PRM 8060            IPN4A96193D3258        31
A 055                PRM 8060            IPN5B96403D5550        32

D 006                PRM 8070                                   20
D 006                PRM 8060            IPN399513345925        21
D 006                PRM 8060            IPN3A9612301673        22
D 006                PRM 8060            IPN269314364415        23
D 006                PRM 8060            IPN5B9743346796        24
D 006                PRM 8060                                   25

P 023                PRM 8070                                   20
P 023                TAIT T 2040         T105447                21

Customer ID.         Radio Type          Serial No.             Call Sign
------------         ----------          ----------             ---------
P 023                PRM 8060            IPN4A9616302729        22
P 023                PRM 8060            IPN5B9640305552        23
P 023                PRM 8060            IPN399502349066        24
P 023                PRM 8060            IPN399522340805        25
P 023                PRM 8060                                   26
P 023                PRM 8060            IPN3995243B07666       27
P 023                PRM 8060            IPN399513345323        28
P 023                PRM 8060            IPN4A96323D4816        29

SIGNED by the said MARK LAWRENCE                  /s/ Mark Lawrence Temple
TEMPLE as his Deed in the presence of:

Queens Keep
1-4, Cumberland Place
Southampton

SIGNED by the said ANDREW ROBERT                  /s/ Andrew Robert Temple
TEMPLE as his Deed in the presence of:

SIGNED as its Deed for and on behalf of
HUGO INTERNATIONAL LIMITED



                                Director          /s/ D. W Foden

                                Director          /s/ B. Gundry







SIGNED BY THE SAID DAVID FODEN                    /s/ D. W. Foden
as his Deed in the presence of:
/s/ A.W. Spurr

A. W. Spurr

THIS ASSIGNMENT made                                     19th March        1999

BETWEEN:

(1) MARK LAWRENCE TEMPLE of 10a Coultas Road Hiltingbury Chandlers Ford Hampshire SO53 5BD and ANDREW ROBERT TEMPLE of 77 Park Road Chandlers Ford Hampshire SO53 2EL ("the Assignors") and

(2) HUGO INTERNATIONAL LIMITED (registered in England No. 02757256) whose registered office is at 122A Nelson Road Whitton Twickenham Middlesex TW2 7AY ("the Assignee")


RECITALS

(1) The Assignors are the owners of the goodwill in relation to the Business as defined in an agreement made on 8th March 1999 ("the Agreement") between the parties hereto which includes the use of the customer lists and order books and also the right for the Assignee to hold itself out as successor in the Business to the Assignors ("the Goodwill")

(2) Pursuant to the terms of the Agreement the Assignors have agreed to assign to the Assignee such right title and interest as the Assignors have in the Goodwill and such copyright on the terms set out below

IT IS AGREED AS FOLLOWS:

1.  ASSIGNMENT

    IN consideration of the sum of Pound Sterling565,697.00 now paid by the Assignee to the Assignors (the receipt whereof the Assignors hereby acknowledge) the Assignors ASSIGN the Goodwill to the Assignee with full title guarantee TO HOLD the same unto the Assignee absolutely:

AS WITNESS signed by the Assignors the day and year first above written

SIGNED by the said
MARK LAWRENCE TEMPLE

/s/ Mark Lawrence Temple






SIGNED by the said
ANDREW ROBERT TEMPLE

/s/ Andrew Robert Temple

THIS ASSIGNMENT MADE                                     19th MARCH        1999

BETWEEN:

(1) MARK LAWRENCE TEMPLE of l0a Coultas Road Hiltingbury Chandlers Ford Hampshire SO53 5BD and ANDREW ROBERT TEMPLE OF 77 Park Road Chandlers Ford Hampshire SO53 2EL ("the Assignors") and

(2) HUGO INTERNATIONAL LIMITED (registered in England No. 02757256) whose registered office is at 122A Nelson Road Whitton Twickenham Middlesex TW2 7AY ("the Assignee")

RECITALS

(1) By an agreement made between the parties on 8th March 1999 ("the Agreement") the Assignors agreed (inter-alia) to assign to the Assignee the benefit and burden of the contracts particulars of which are set out in the Schedule hereto ("the Contracts")

(2) The parties enter into the Assignment pursuant to the terms of the Agreement

OPERATIVE PART

1. IN consideration of the sum of Pound Sterling1.00 now paid to the Assignors by the Assignee (the receipt whereof the Assignors hereby acknowledge) the Assignors with full title guarantee HEREBY ASSIGN unto the Assignee all the Contracts and the full benefit of the same and all the Assignors' right title and interest therein and all money payable or to become payable under them and all other rights and benefits whatever accruing thereunder to the Assignors TO HOLD to the Assignee absolutely but subject to the due discharge and performance and observance by the Assignee (subject to the provisions of clause 4) of all the obligations and liabilities of the Assignors created by or arising by reason of some non-performance of the Contracts on or after the date of this Assignment

2. THE Assignee covenants with the Assignors that the Assignee will proceed with the provision of services in accordance with the terms and conditions imposed upon the

    Assignors by the Contracts and will be subject to the provisions of clause 4 in the future duly discharge perform and observe all the liabilities obligations and stipulations of the Assignors as on the part of the Assignors to be performed or observed created by or arising by reason of the Contracts

3. The Assignee further covenants with the Assignors to indemnify the Assignors and keep them fully indemnified against all liabilities losses actions proceedings costs claims demands and expenses brought or made against or incurred by the Vendors in respect of the non-performance or defective or negligent performance by the Assignee of the Contacts subject nevertheless to the provisions of clause 4

4. The Assignors jointly and severally covenant with the Assignee to indemnify the Assignee against any and all claims actions proceedings demands liabilities costs and expenses arising after the date of this Agreement in respect of any goods or services supplied by the Assignors pursuant to the Contracts prior to the date of this Assignment including (but without prejudice to the generality of the foregoing) any liability (including costs) in respect of any defective goods supplied by the Vendors prior to the date of this Assignment.

IN WITNESS whereof signed and delivered by the parties as their Deed the day and year first above written

                                  THE SCHEDULE

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
A 008/1                 19-12-96              SHERIFF
-------------------------------------------------------------------------------------------------------------------------------
A 008/2                 Undated               SHERIFF BUILDING SYSTEMS
-------------------------------------------------------------------------------------------------------------------------------
A 011/1                 09-09-97              A.K. WORTHINGTON LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 011/2                 20-09-97              A.K. WORTHINGTON LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 011/3                 23-02-98              A.K. WORTHINGTON LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 012                   18-09-98              A1 SKIP HIRE
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 014/1                 18-02-94              AARDVARK CLEANING CO. LTD.
-------------------------------------------------------------------------------------------------------------------------------
A 014/2                 21-03-97              AARDVARK HOLDINGS LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 014/3                 Undated               AARDVARK HOLDINGS LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 014/4                 15-09-98              AARDVARK HOLDINGS LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 015                   Undated               B. CASSIDDY & D. RICHARDSON
-------------------------------------------------------------------------------------------------------------------------------
                                              Trading As ABLE COURIERS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 016                   22-11-93              R. SANDU Trading As ACCLAIM HEATHROW
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 017                   16-05-96              ACCLAIM PARCEL EXPRESS (SUSSEX) LTD.
-------------------------------------------------------------------------------------------------------------------------------
A 017                   11-08-98              ACCLAIM PARCEL EXPRESS (SUSSEX) LTD.
-------------------------------------------------------------------------------------------------------------------------------
A 018                   11-06-97              ACCLAIM PARCELS SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 019/1                 18-01-94              AIR ACTION COURIERS LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 019/2                 16-10-97              AIR ACTION COURIERS
-------------------------------------------------------------------------------------------------------------------------------
A 019/3                 17-06-97              AIR ACTION COURIERS
-------------------------------------------------------------------------------------------------------------------------------
A 019/4                 5-02-98               AIR ACTION COURIERS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 021/1                 4-08-97               AIRLIFT SEALIFT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 021/2                 7-01-98               AIRLIFT SEALIFT INTERNATIONAL LTD.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 024                   23-11-98              AMTRAK EXPRESS PARCELS CHRISTCHURCH
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 025/1                 Undated               AMTRAK - CROYDON
-------------------------------------------------------------------------------------------------------------------------------
A 025/2                 Undated               P AND L WARREN Trading As AMTRAK - CROYDON
-------------------------------------------------------------------------------------------------------------------------------
A 025/3                 09-09-97              P AND L WARREN Trading As AMTRAK - CROYDON
-------------------------------------------------------------------------------------------------------------------------------
A 025/4                 12-09-98              P AND L WARREN Trading As AMTRAK - CROYDON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 026/1                 25-04-94              DASH (LONDON) LIMITED Trading As AMTRAK (ENFIELD)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
A 026/2                 Undated               DASH (LONDON) LIMITED Trading As AMTRAK (ENFIELD)
-------------------------------------------------------------------------------------------------------------------------------
A 026/3                 Undated               DASH (LONDON) LIMITED Trading As AMTRAK (ENFIELD)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 028/1                 06-03-97              FASTTRAK PARCEL SERVICES LIMITED Trading As AMTRAK EXPRESS PARCELS
-------------------------------------------------------------------------------------------------------------------------------
A 028/2                 Undated               FASTTRAK PARCEL SERVICES LIMITED Trading As AMTRAK GUILDFORD
-------------------------------------------------------------------------------------------------------------------------------
A 028/3                 14-09-98              FASTTRAK PARCEL SERVICES LIMITED Trading As AMTRAK GUILDFORD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 029                   04-03-98              CARGO FAST LIMITED Trading As AMTRAK HIGH WYCOME
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 030/1                 13-06-94              C.M.C. SERVICES
-------------------------------------------------------------------------------------------------------------------------------
A 030/2                 27-06-95              C.M.C. SERVICES
-------------------------------------------------------------------------------------------------------------------------------
A 030/3                 12-04-96              C.M.C. SERVICES
-------------------------------------------------------------------------------------------------------------------------------
A 030/4                 27-08-96              C.M.C. SERVICES Trading As AMTRAK KINGSTON
-------------------------------------------------------------------------------------------------------------------------------
A 030/5                 03-02-97              C.M.C. SERVICES Trading As AMTRAK KINGSTON
-------------------------------------------------------------------------------------------------------------------------------
A 030/6                 24-03-97              C.M.C. SERVICES
-------------------------------------------------------------------------------------------------------------------------------
A 030/7                 27-01-98              C.M.C. SERVICES Trading As AMTRAK KINGSTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 031/1                 21-05-97              CAMRIC INDUSTRIES Trading As AMTRAK MILTON KEYNES
-------------------------------------------------------------------------------------------------------------------------------
A 031/2                 30-03-98              CAMRIC INDUSTRIES Trading As AMTRAK MILTON KEYNES
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 032                   Undated               IMPACT COURIERS Trading As AMTRAK COVENTRY
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 033/1                 24-02-97              MJ HORLEY Trading As AMTRAK EXPRESS STEVENAGE
-------------------------------------------------------------------------------------------------------------------------------
A 033/2                 Undated               MJ HORLEY Trading As AMTRAK STEVENAGE
-------------------------------------------------------------------------------------------------------------------------------
A 033/3                 15-06-98              MJ HORLEY Trading As AMTRAK EXPRESS STEVENAGE
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 034/1                 8-11-94               JK BOWEN Trading As AMTRAK WIGAN
-------------------------------------------------------------------------------------------------------------------------------
A 034/2                 20-08-96              JK BOWEN Trading As AMTRAK WIGAN
-------------------------------------------------------------------------------------------------------------------------------
A 034/3                 10-10-96              JK BOWEN Trading As AMTRAK WIGAN
-------------------------------------------------------------------------------------------------------------------------------
A 034/4                 Undated               JK BOWEN Trading As AMTRAK WIGAN
-------------------------------------------------------------------------------------------------------------------------------
A 034/5                 27-03-98              JK BOWEN Trading As AMTRAK WARRINGTON AND WIGAN
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 036                   09-09-97              NUMITOR LIMITED Trading As ANC BIRMINGHAM CENTRAL
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
A 037/1                 20-12-94              ROADGOLD LIMITED Trading As ANC BRIMINGHAM NORTH EAST
-------------------------------------------------------------------------------------------------------------------------------
A 037/2                 24-06-96              ROADGOLD LIMITED Trading As ANC BRIMINGHAM NORTH EAST
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 038                   30-03-98              A & A TRADING (MIDLANDS) LIMITED Trading as ANC WEST MIDLANDS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 039/1                 10-12-93              ANC- BRACKLEY (1991) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 039/2                 30-11-94              ANC- BRACKLEY (1991) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 039/3                 24-04-95              ANC- BRACKLEY (1991) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 039/4                 15-09-95              ANC- BRACKLEY (1991) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 039/5                 03-01-96              ANC- BRACKLEY (1991) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 039/6                 04-01-97              ANC- BRACKLEY (1991) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 039/7                 Undated               ANC- BRACKLEY (1991) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 039/8                 Undated               ANC- BRACKLEY (1991) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 039/9                 20-01-98              ANC- BRACKLEY (1991) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 039/10                22-07-98              ANC- BRACKLEY (1991) LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 040/1                 19-11-94              ANC - WORTHING
-------------------------------------------------------------------------------------------------------------------------------
A 040/2                 24-07-96              IDEALQUICK LIMITED Trading As ANC BRIGHTON
-------------------------------------------------------------------------------------------------------------------------------
A 040/3                 07-04-97              IDEALQUICK LIMITED Trading As ANC BRIGHTON
-------------------------------------------------------------------------------------------------------------------------------
A 040/4H                19-11-94              ANC WORTHING
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 041/1                 06-03-95              ANC CHILTERN LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 041/2                 10-01-99              ANC CHILTERN LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 042                   27-03-96              BONADALE LIMITED Trading as ANC COVENTRY
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 043                   08-03-97              BONADALE LIMITED Trading as ANC COVENTRY
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 045                   21-02-95              GALEGA LIMITED  Trading As ANC EAST LONDON
-------------------------------------------------------------------------------------------------------------------------------
A 048                   19-01-99              MRS J. NORTH Trading As ANC KINGS LYNN
-------------------------------------------------------------------------------------------------------------------------------
A 048/1                 25-07-94              MR AND MRS J NORTON Trading As ANC KINGS LYNN
-------------------------------------------------------------------------------------------------------------------------------
A 048/2                 06-12-96              MRS J NORTON Trading As ANC KINGS LYNN
-------------------------------------------------------------------------------------------------------------------------------
A 048/3                 01-06-98              MRS J NORTON Trading As ANC KINGS LYNN
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 050                   09-03-98              VALE PARONE LIMITED Trading As ANC NORTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
A 051/1                 20-03-96              ANC PORTSMOUTH
-------------------------------------------------------------------------------------------------------------------------------
A 051/2                 11-12-96              J R M SPECIAL DELIVERY SERVICE LIMITED Trading As ANC PORTSMOUTH
-------------------------------------------------------------------------------------------------------------------------------
A 051/3                 Undated               J R M SPECIAL DELIVERY SERVICE LIMITED Trading As ANC PORTSMOUTH
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 053                   10-07-98              REID LOGISTICS LIMITED Trading As ANC SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 054                   21-07-98              SURRIDGE DAWSON LIMITED Trading As ANC SWINDON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 055                   22-10-96              CLASSLIST LIMITED Trading As ANC WARRINGTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 056/1                 30-09-96              ANDREW MORRISSON CRANE Trading As ANDY CRANE TRANSPORT
-------------------------------------------------------------------------------------------------------------------------------
A 056/2                 22-12-96              ANDREW MORRISSON CRANE Trading As ANDY CRANE TRANSPORT
-------------------------------------------------------------------------------------------------------------------------------
A 056/3                 Undated               A P MORRISSON CRANE Trading As ANDY CRANE TRANSPORT
-------------------------------------------------------------------------------------------------------------------------------
A 056/4                 20-10-98              ANDY CRANE TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 058                   Undated               AROUND THE CLOCK DELIVERIES LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A 059/1                 28-08-97              ASTONS OF DUDLEY LIMITED
-------------------------------------------------------------------------------------------------------------------------------
A 059/2                 Undated               ASTONS OF DUDLEY LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 001/1                 08-05-96              RB AND K WORTHINGTON Trading As B AND K BOILER SERVICES
-------------------------------------------------------------------------------------------------------------------------------
B 001/2                 28-06-96              B AND K BOILER SERVICES
-------------------------------------------------------------------------------------------------------------------------------
B 001/3                 Undated               B AND K BOILER SERVICES
-------------------------------------------------------------------------------------------------------------------------------
B 001/4                 Undated               B AND K BOILER SERVICES
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 002                   25-10-97              BD FUELS LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 003                   Undated               BKP ENVIRONMENTAL SERVICES
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 005 (6)/3             Undated               BEE TEE ALARMS LIMITED
-------------------------------------------------------------------------------------------------------------------------------
B 005 (6)/4             16-04-98              BEE TEE ALARMS LIMITED
-------------------------------------------------------------------------------------------------------------------------------
B 005 (6)/5             01-10-98              BEE TEE ALARMS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 008                   20-09-95              R LAMB Trading as BIDEYS MINISKIPS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
B 009                   22-10-98              BOARHUNT GARAGE
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 010/1                 01-03-96              BRACKNELL REFRIGERATION SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 010/2                 12-04-96              BRACKNELL REFRIGERATION SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 011/1                 28-03-96              BUCKDALE GARAGE LIMITED
-------------------------------------------------------------------------------------------------------------------------------
B 011/2                 21-05-98              BUCKDALE GARAGE LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 012                   21-10-98              BUDGET SKIPS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 013/1                 05-09-96              Burton Despatch Limited
-------------------------------------------------------------------------------------------------------------------------------
B 013/2                 Undated               Burton Despatch Limited
-------------------------------------------------------------------------------------------------------------------------------
B 013/3                 Undated               Burton Despatch Limited
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 014/1                 27-10-95              BURTON INTERNATIONAL PLC
-------------------------------------------------------------------------------------------------------------------------------
B 014/2                 20-03-96              BURTON INTERNATIONAL PLC
-------------------------------------------------------------------------------------------------------------------------------
B 014/3                 Undated               BURTON INTERNATIONAL PLC
-------------------------------------------------------------------------------------------------------------------------------
B 014/4                 18-09-96              BURTON INTERNATIONAL PLC
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 015/1                 Undated               MR R AND MR I TUTTLE AND MR T KEANE Trading As BUSINESS POST CONVENTRY
-------------------------------------------------------------------------------------------------------------------------------
B 015/2                 06-12-94              MR R AND MR I TUTTLE AND MR T KEANE Trading As BUSINESS POST CONVENTRY
-------------------------------------------------------------------------------------------------------------------------------
B 015/3                 07-02-96              BUSINESS POST CONVENTRY
-------------------------------------------------------------------------------------------------------------------------------
B 015/4                 26-02-97              BUSINESS POST CONVENTRY
-------------------------------------------------------------------------------------------------------------------------------
B 015/5                 04-06-98              BUSINESS POST CONVENTRY
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 016/1                 22-10-94              N J JEAL Trading As BUSINESS POST DARTFORD
-------------------------------------------------------------------------------------------------------------------------------
B 016/2                 01-03-96              N J JEAL Trading As BUSINESS POST DARTFORD
-------------------------------------------------------------------------------------------------------------------------------
B 016/3                 06-06-96              N J JEAL Trading As BUSINESS POST DARTFORD
-------------------------------------------------------------------------------------------------------------------------------
B 016/4                 Undated               N J JEAL Trading As BUSINESS POST DARTFORD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 017/1                 17-08-95              R SAUNDERS Trading As BUSINESS POST HEMEL HEMPSTEAD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 017/2                 22-01-98              R SAUNDERS Trading As BUSINESS POST HEMEL HEMPSTEAD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 018/1                 21-04-97              M PETERSON Trading As BUSINESS POST KINGSTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
B 018/2                 06-08-97              M PETERSON Trading As BUSINESS POST KINGSTON
-------------------------------------------------------------------------------------------------------------------------------
B 018/3                 06-12-97              MR M D AND MRS L M PETERSON Trading As BUSINESS POST KINGSTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 019/1                 Undated               MRS J GILMAN Trading As BUSINESS POST MEDWAY
-------------------------------------------------------------------------------------------------------------------------------
B 019/2                 27-04-97              GILMAN HANDLING LIMITED Trading As BUSINESS POST MEDWAY
-------------------------------------------------------------------------------------------------------------------------------
B 019/3                 24-10-97              GILMAN HANDLING LIMITED Trading As BUSINESS POST MEDWAY
-------------------------------------------------------------------------------------------------------------------------------
B 019/4                 07-09-98              GILMAN HANDLING LIMITED Trading As BUSINESS POST MEDWAY
-------------------------------------------------------------------------------------------------------------------------------
B 019/5                 Undated               GILMAN HANDLING LIMITED Trading As BUSINESS POST MEDWAY
-------------------------------------------------------------------------------------------------------------------------------
B 019/6                 19-11-98              GILMAN HANDLING LIMITED Trading As BUSINESS POST MEDWAY
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 020/1                 16-05-95              BUSINESS POST MILTON KEANES
-------------------------------------------------------------------------------------------------------------------------------
B 020/2                 29-09-95              HSK MANAGEMENT LIMITED Trading As BUSINESS POST MILTON KEYNES
-------------------------------------------------------------------------------------------------------------------------------
B 020/3                 31-07-96              HSK MANAGEMENT LIMITED Trading As BUSINESS POST MILTON KEYNES
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 021                   17-12-98              A R TAYLOR Trading As BUSINESS POST NEWCASTLE
-------------------------------------------------------------------------------------------------------------------------------
B 021/1                 05-11-94              R TAYLOR Trading As BUSINESS POST NEWCASTLE
-------------------------------------------------------------------------------------------------------------------------------
B 021/2                 02-05-95              A R TAYLOR Trading As BUSINESS POST NEWCASTLE
-------------------------------------------------------------------------------------------------------------------------------
B 021/3                 Undated               A R TAYLOR Trading As BUSINESS POST NEWCASTLE
-------------------------------------------------------------------------------------------------------------------------------
B 021/4                 Undated               A R TAYLOR Trading As BUSINESS POST NEWCASTLE
-------------------------------------------------------------------------------------------------------------------------------
B 021/5                 28-09-99              A R TAYLOR Trading As BUSINESS POST NEWCASTLE
-------------------------------------------------------------------------------------------------------------------------------
B 021/6                 Undated               A R TAYLOR Trading As BUSINESS POST NEWCASTLE
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 022/4                 01-04-97              ZZYZX LIMITED Trading As BUSINESS POST SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 023/1                 21-05-94              I D H ROBERTSON AND P S KUIPERS Trading As BUSINESS POST STEVENAGE
-------------------------------------------------------------------------------------------------------------------------------
B 023/2                 03-06-95              I D H ROBERTSON AND P S KUIPERS Trading As BUSINESS POST STEVENAGE
-------------------------------------------------------------------------------------------------------------------------------
B 023/3                 15-06-96              I D H ROBERTSON AND P S KUIPERS Trading As BUSINESS POST STEVENAGE
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 024                   28-09-98              A R TAYLOR Trading As BUSINESS POST TEESIDE
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
B 025/1                 25-11-97              ALAN HARRIS Trading As BUSINESS POST
-------------------------------------------------------------------------------------------------------------------------------
B 025/2                 16-10-97              ALAN HARRIS Trading As BUSINESS POST
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
B 026/1                 28-04-97              D AND M IVES Trading As BUSINESS POST YORK
-------------------------------------------------------------------------------------------------------------------------------
B 026/2                 19-02-98              D AND M IVES Trading As BUSINESS POST YORK
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
C 001/1                 05-09-96              C.D. JORDAN & SON (TRANSPORT) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
C 001/2                 08-10-96              C.D. JORDAN & SON LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
C 004/1                 Undated               CHILTERN P AND A LIMITED
-------------------------------------------------------------------------------------------------------------------------------
C 004/2                 17-12-98              CHILTERN P.A. LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
C 005/1                 28-03-97              CLACYS GARAGE
-------------------------------------------------------------------------------------------------------------------------------
C 005/2                 03-02-98              CLACYS GARAGE
-------------------------------------------------------------------------------------------------------------------------------
C 005/3                 Undated               CLACYS GARAGE
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
C 006                   14-05-96              N BANNISTER Trading As COMBI CARE
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
C 007                   14-01-99              CONCORDE EXPRESS
-------------------------------------------------------------------------------------------------------------------------------
C 007/1                 09-05-94              SIMON JOHN-TROKE-LOWE AND MRS KAREN MARGARET LOWE Trading As CONCORDE EXPRESS,
                                              Trading As AMTRAK
-------------------------------------------------------------------------------------------------------------------------------
C 007/2                 Undated               SIMON JOHN-TROKE-LOWE AND MRS KAREN MARGARET LOWE Trading As CONCORDE EXPRESS,
                                              Trading As AMTRAK
-------------------------------------------------------------------------------------------------------------------------------
C 007/3                 23-09-97              CONCORDE EXPRESS Trading As AMTRAK FAREHAM
-------------------------------------------------------------------------------------------------------------------------------
C 007/4                 Undated               CONCORDE EXPRESS
-------------------------------------------------------------------------------------------------------------------------------
C 007/5                 Undated               CONCORDE EXPRESS Trading As AMTRAK FAREHAM
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
C 008/1                 19-10-98              CORPORATE FREIGHT LOGISTICS LIMITED
-------------------------------------------------------------------------------------------------------------------------------
C 008/2                 24-11-98              CORPORATE FREIGHT LOGISTICS LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
D 001/1                 23-01-97              D AND R HANKINS (MANEA) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
D 001/2                 06-03-97              D AND R HANKINS (MANEA) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
D 001/3                 Undated               D AND R HANKINS (MANEA) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
D 001/4                 15-07-98              D AND R HANKINS (MANEA) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
D 002 (3) (4)/1         18-11-97              DODDS TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
D 002 (3) (4)/2         Undated               DODDS TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
D 006                   24-09-98              TREVOR EDWARDS Trading As DRAIN DOCTOR PLUMBING
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
D 007                   19-03-97              DUNCAN WARD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
E 001/1                 16-09-96              EVESONS FUELS LIMITED
-------------------------------------------------------------------------------------------------------------------------------
E 001/2                 26-08-97              EVESONS FUELS LIMITED
-------------------------------------------------------------------------------------------------------------------------------
E 001/3                 Undated               EVESONS FUELS LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
E 004                   15-11-96              EXCEL TRANSPORT SERVICES Trading As WPS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
E 005/1                 14-01-97              PALFREY SERVICE STATION LIMITED Trading As EXCLUSIVE DISTRIBUTION SERVICES
-------------------------------------------------------------------------------------------------------------------------------
E 005/2                 Undated               PALFREY SERVICE STATION LIMITED Trading As EXCLUSIVE DISTRIBUTION SERVICES
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
F 002/1                 09-01-98              F.W. EATON ROAD HAULAGE LIMITED
-------------------------------------------------------------------------------------------------------------------------------
F 002/2                 25-08-98              F.W. EATON ROAD HAULAGE LIMITED
-------------------------------------------------------------------------------------------------------------------------------
F 002/3                 19-02-99              F.W. EATON ROAD HAULAGE LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
F 003                   Undated               A CHAPMAN AND A RICHARDSON Trading As NATIONAL PARCELS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
F 005                   15-05-97              P NEEDHAM AND RICHARD SMITHSOM Trading As FREEFLOW
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
F 006                   17-03-98              FRESH DIRECT (UK) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
F 006/2                 15-01-99              FRESH DIRECT (UK) LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
F 007/1                 03-10-97              FYFFES MULTIFRESH
-------------------------------------------------------------------------------------------------------------------------------
F 007/2                 23-07-98              FYFFES MULTIFRESH
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
G 001                   04-06-97              G & G TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
G 002                   23-07-94              GECO PLANT SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
G 003                   20-03-97              JEFF WATTS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
G 004/1                 12-11-96              GMA WAREHOUSING AND TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
G 004/2                 22-01-98              GMA WAREHOUSING AND TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
G 005/1                 29-07-96              GRAHAM CHURCHILL PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
G 005/2                 17-03-97              GRAHAM CHURCHILL PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
G 005/3                 24-01-97              GRAHAM CHURCHILL PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
G 005/4                 Undated               GRAHAM CHURCHILL PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
G 005/5                 Undated               GRAHAM CHURCHILL PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
G 005/6                 30-07-98              GRAHAM CHURCHILL PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
G 005/7                 04-01-99              GRAHAM CHURCHILL PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
H 001                   26-01-98              HITCHIN HAULAGE COMPANY LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
H 002                   10-11-98              H S AND D BURGESS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 001/1                 25-09-96              CITY LINK - ASHFORD
-------------------------------------------------------------------------------------------------------------------------------
I 001/2                 15-02-99              INITIAL CITY LINK - ASHFORD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 002/1                 23-05-97              M WAY LINK Trading As CITY LINK BOURNEMOUTH
-------------------------------------------------------------------------------------------------------------------------------
I 002/2                 Undated               M WAY LINK LIMITED Trading As CITY LINK BOURNEMOUTH
-------------------------------------------------------------------------------------------------------------------------------
I 002/3                 Undated               M WAY LINK LIMITED Trading As CITY LINK BOURNEMOUTH
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 002/9                 23-02-99              M WAY LINK LIMITED Trading As INITIAL CITY LINK
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 003/1                 Undated               JAVELIN EXPRESS LIMITED Trading As CITY LINK BRADFORD
-------------------------------------------------------------------------------------------------------------------------------
I 003/2                 Undated               JAVELIN EXPRESS LIMITED Trading As CITY LINK BRADFORD
-------------------------------------------------------------------------------------------------------------------------------
I 003/3                 27-06-97              JAVELIN EXPRESS LIMITED Trading As CITY LINK BRADFORD
-------------------------------------------------------------------------------------------------------------------------------
I 003/4                 23-04-98              JAVELIN EXPRESS LIMITED Trading As INITIAL CITY LINK BRADFORD
-------------------------------------------------------------------------------------------------------------------------------
I 003/5                 11-09-98              JAVELIN EXPRESS Trading As INITIAL CITY LINK BRADFORD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 004/1                 11-09-98              N.W. LINK LIMITED Trading as INITIAL CITY LINK GLOUCESTER
-------------------------------------------------------------------------------------------------------------------------------
I 004/2                 03-11-98              N.W. LINK LIMITED Trading as INITIAL CITY LINK GLOUCESTER
-------------------------------------------------------------------------------------------------------------------------------
I 005                   04-12-98              A&K DISTRIBUTION Trading as INITIAL CITY LINK GUILDFORD
-------------------------------------------------------------------------------------------------------------------------------
I 005/1                 Undated               A&K DISTRIBUTION Trading as CITY LINK GUILDFORD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
I 005/2                 21-01-98              A&K DISTRIBUTION Trading as CITY LINK GUILDFORD
-------------------------------------------------------------------------------------------------------------------------------
I 005/3                 11-08-98              A&K DISTRIBUTION Trading as INITIAL CITY LINK GUILDFORD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/1             08-09-95              ASSOCIATED TRANSPORT SERVICES LIMITED Trading As CITY LINK - LEEDS
-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/2             07-02-96              ASSOCIATED TRANSPORT SERVICES LIMITED Trading As CITY LINK - LEEDS
-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/3             26-03-96              ASSOCIATED TRANSPORT SERVICES LIMITED Trading As CITY LINK - LEEDS
-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/4             10-01-97              ASSOCIATED TRANSPORT SERVICES LIMITED Trading As CITY LINK - LEEDS
-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/5             Undated               ASSOCIATED TRANSPORT SERVICES LIMITED Trading As CITY LINK - LEEDS
-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/6             Undated               ASSOCIATED TRANSPORT SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/7             Undated               ASSOCIATED TRANSPORT SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/8             Undated               ASSOCIATED TRANSPORT SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/9             Undated               ASSOCIATED TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/10            09-04-98              ASSOCIATED TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
I 006(13)/11            Undated               ASSOCIATED TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 007                   10-02-99              SWORDPACE LIMITED Trading As INITIAL CITY LINK MANCHESTER
-------------------------------------------------------------------------------------------------------------------------------
I 007/1                 17-04-96              SWORDPACE LIMITED Trading As CITY LINK MANCHESTER
-------------------------------------------------------------------------------------------------------------------------------
I 007/2                 30-07-97              SWORDPACE LIMITED Trading As CITY LINK MANCHESTER
-------------------------------------------------------------------------------------------------------------------------------
I 007/3                 09-12-97              SWORDPACE Trading As CITY LINK MANCHESTER
-------------------------------------------------------------------------------------------------------------------------------
I 007/4                 20-01-98              SWORDPACE Trading As CITY LINK MANCHESTER
-------------------------------------------------------------------------------------------------------------------------------
I 007/5                 22-10-98              SWORDPACE Trading As INITIAL CITY LINK MANCHESTER
-------------------------------------------------------------------------------------------------------------------------------
I 007/6                 20-01-99              SWORDPACE Trading As INITIAL CITY LINK MANCHESTER
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 008/1                 Undated               N.W. LINK LIMITED Trading As CITY LINK DARLINGTON
-------------------------------------------------------------------------------------------------------------------------------
I 008/2                 13-10-97              N.W. LINK LIMITED Trading As CITY LINK DARLINGTON
-------------------------------------------------------------------------------------------------------------------------------
I 008/3                 31-11-97              N.W. LINK LIMITED Trading As CITY LINK MIDDLESBOROUGH
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 010/1                 27-05-97              A AND K DISTRIBUTION Trading As CITY LINK PORTSMOUTH
-------------------------------------------------------------------------------------------------------------------------------
I 010/2                 21-01-98              A AND K DISTRIBUTION LIMITED Trading As CITY LINK PORTSMOUTH
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
I 010/3                 30-04-98              A AND K DISTRIBUTION LIMITED Trading As INITIAL CITY LINK PORTSMOUTH
-------------------------------------------------------------------------------------------------------------------------------
I 010/4                 11-08-98              A AND K DISTRIBUTION LIMITED Trading As INITIAL CITY LINK PORTSMOUTH
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 011/1                 21-04-98              N.W. LINK LIMITED Trading As CITY LINK PRESTON
-------------------------------------------------------------------------------------------------------------------------------
I 011/2                 23-06-98              N.W. LINK LIMITED Trading As INITIAL CITY LINK PRESTON
-------------------------------------------------------------------------------------------------------------------------------
I 011/3                 03-11-98              N.W. LINK LIMITED Trading As INITIAL CITY LINK PRESTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 012/1                 17-05-97              CITY LINK SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------
I 012/2                 30-07-98              INITIAL CITY LINK SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------
I 012/3                 23-02-99              INITIAL CITY LINK SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 014                   24-04-97              INTEGRATED (FIRE & SAFETY) SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 015/1                 10-11-94              P AND S DIGBY Trading As INTERLINK AYLESBURY
-------------------------------------------------------------------------------------------------------------------------------
I 015/2                 04-06-95              P AND S DIGBY Trading As INTERLINK AYLESBURY
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 016/1                 25-08-94              INTERLINK EXPRESS BASILDON
-------------------------------------------------------------------------------------------------------------------------------
I 016/2                 24-07-97              INTERLINK EXPRESS BASILDON
-------------------------------------------------------------------------------------------------------------------------------
I 017/1                 11-03-97              W E P EXPRESS Trading As INTERLINK BEDFORD
-------------------------------------------------------------------------------------------------------------------------------
I 017/2                 Undated               W E P EXPRESS Trading As INTERLINK BEDFORD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 018/1                 22-04-95              TARGA LIMITED Trading As INTERLINK EXPRESS BRIGHTON
-------------------------------------------------------------------------------------------------------------------------------
I 018/2                 10-02-99              TARGA LIMITED Trading As INTERLINK EXPRESS BRIGHTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 019                   20-11-96              A S AND M D THOMPSON Trading As INTERLINK DONCASTER
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 020                   26-09-95              T PRICE Trading As INTERLINK EXPRESS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 021                   25-08-94              N WISE Trading as INTERLINK TITCHFIELD
-------------------------------------------------------------------------------------------------------------------------------
I 022/1                 12-05-94              ALAN THOMAS Trading As INTERLINK EXPRESS GUILDFORD
-------------------------------------------------------------------------------------------------------------------------------
I 022/2                 Undated               A THOMAS Trading As INTERLINK GUILDFORD
-------------------------------------------------------------------------------------------------------------------------------
I 022/3                 09-02-99              A THOMAS Trading As INTERLINK GUILDFORD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
I 023/1                 22-02-94              INTERLINK EXPRESS HARLOW
-------------------------------------------------------------------------------------------------------------------------------
I-023/2                 13-09-95              INTERLINK EXPRESS HARLOW
-------------------------------------------------------------------------------------------------------------------------------
I 023/3                 12-05-97              INTERLINK EXPRESS HARLOW
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 024                   14-10-98              AJ BURGE Trading As INTERLINK
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 025                   27-01-99              H.N. WILD (PARCELS) LIMITED Trading As INTERLINK LEEDS
-------------------------------------------------------------------------------------------------------------------------------
I 025/1                 13-11-96              H.N. WILD (PARCELS) LIMITED Trading As INTERLINK LEEDS
-------------------------------------------------------------------------------------------------------------------------------
I 025/2                 13-02-97              H.N. WILD (PARCELS) LIMITED Trading As INTERLINK LEEDS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 026/1                 30-04-98              INTERLINK EXPRESS (LETCHWORTH)
-------------------------------------------------------------------------------------------------------------------------------
I 026/2                 22-01-99              INTERLINK EXPRESS (LETCHWORTH)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 027/1                 21-05-94              R WINN AND MRS J C PEPWORTH Trading As INTERLINK EXPRESS PARCEL LIVERPOOL
-------------------------------------------------------------------------------------------------------------------------------
I 027/2                 31-12-96              R E WINN AND J C PEPWORTH Trading As INTERLINK EXPRESS PARCELS
-------------------------------------------------------------------------------------------------------------------------------
I 027/3                 18-07-97              R E WINN AND J C PEPWORTH Trading As INTERLINK LIVERPOOL
-------------------------------------------------------------------------------------------------------------------------------
I 027/4                 04-12-97              R E WINN AND J C PEPWORTH Trading As INTERLINK LIVERPOOL
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 028                   17-11-98              INTERLINK EXPRESS (MAIDSTONE)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 029/1                 29-11-94              2D HOLDINGS Trading As INTERLINK MANCHESTER
-------------------------------------------------------------------------------------------------------------------------------
I 029/2                 06-02-96              2D HOLDINGS Trading As INTERLINK MANCHESTER
-------------------------------------------------------------------------------------------------------------------------------
I 029/3                 28-05-97              2D HOLDINGS
-------------------------------------------------------------------------------------------------------------------------------
I 029/4                 Undated               2D HOLDINGS
-------------------------------------------------------------------------------------------------------------------------------
I 029/5                 22-10-98              2D HOLDINGS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 030/1                 26-11-98              DC DAVENPORT Trading As INTERLINK EXPRESS NORWICH
-------------------------------------------------------------------------------------------------------------------------------
I 030/2                 10-04-96              D DAVENPORT Trading As INTERLINK NORWICH
-------------------------------------------------------------------------------------------------------------------------------
I 030/3                 Undated               D DAVENPORT Trading As INTERLINK NORWICH
-------------------------------------------------------------------------------------------------------------------------------
I 030/4                 25-06-98              D DAVENPORT Trading As INTERLINK NORWICH
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 031                   24-09-97              NORRIS Trading As INTERLINK WITNEY
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 033/1                 18-05-96              ELMSWAY DISTRIBUTION Trading As INTERLINK READING
-------------------------------------------------------------------------------------------------------------------------------
I 033/2                 29-01-98              ELMSWAY LIMITED Trading As INTERLINK READING
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 034                   02-02-99              INTERLINK EXPRESS SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 034/1                 09-02-95              A TAYLOR Trading As INTERLINK EXPRESS SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------
I 034/2                 21-02-97              A TAYLOR Trading As INTERLINK EXPRESS SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------
I 034/3                 29-05-97              INTERLINK EXPRESS SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 035                   08-04-97              J CUNNINGHAM Trading As INTERLINK ST. ALBANS
-------------------------------------------------------------------------------------------------------------------------------

I 036/1                 30-06-95              P AND S J ELLIS Trading As INTERLINK EXPRESS
-------------------------------------------------------------------------------------------------------------------------------
I 036/2                 17-06-97              P AND S J ELLIS Trading As INTERLINK EXPRESS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 037/1                 12-06-95              S CANAKIAH Trading As INTERLINK WATFORD AND BARNET
-------------------------------------------------------------------------------------------------------------------------------
I 037/2                 22-07-97              A J M PARCELS Trading As INTERLINK WATFORD
-------------------------------------------------------------------------------------------------------------------------------
I 037/3                 30-10-98              A J M PARCELS Trading As INTERLINK EXPRESS WATFORD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 038                   12-09-95              INTERLINK EXPRESS PARCELS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
I 039/1                 03-03-99              INTERLINK CHELTENHAM
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
J 001                   01-11-98              J SKINNER
-------------------------------------------------------------------------------------------------------------------------------
J 002                   01-10-98              JT WHITE
-------------------------------------------------------------------------------------------------------------------------------
J 003/1                 09-12-97              THE JCM PARTNERSHIP
-------------------------------------------------------------------------------------------------------------------------------
J 003/2                 07-08-98              THE JCM PARTNERSHIP
-------------------------------------------------------------------------------------------------------------------------------
K 001/1                 21-03-96              K.D. OFFSHORE (SOUTHAMPTON) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
K 001/2                 01-11-96              K.D. OFFSHORE (SOUTHAMPTON) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
K 001/3                 13-11-97              K.D. OFFSHORE (SOUTHAMPTON) LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
K 002                   29-06-98              KM CLARKE & SONS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
L 003                   Undated               LITTONFAST LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
L 004/1                 23-07-97              LONDON KEY HOLDING COMPANY LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
L 004/2                 Undated               LONDON KEY HOLDING COMPANY LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
L 005                   12-02-96              LONDONLINK
-------------------------------------------------------------------------------------------------------------------------------
M 001                   20-01-99              M & A OFFICE SUPPLIES LIMITED
-------------------------------------------------------------------------------------------------------------------------------
M 001/1                 08-11-95              M & A OFFICE SUPPLIES LIMITED
-------------------------------------------------------------------------------------------------------------------------------
M 001/2                 12-02-96              M & A OFFICE SUPPLIES LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
M 002                   15-09-97              MAGNUS GROUP LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
M 003/1                 22-11-93              MARKEN LIMITED
-------------------------------------------------------------------------------------------------------------------------------
M 003/2                 10-10-95              MARKEN LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
M 004                   Undated               WYSEPLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
M 005/1                 03-07-95              N C MANSON Trading As MENDEM MOTORS
-------------------------------------------------------------------------------------------------------------------------------
M 005/2                 01-10-95              N C MANSON Trading As MENDEM MOTORS
-------------------------------------------------------------------------------------------------------------------------------
M 005/3                 15-10-96              N C MANSON Trading As MENDEM MOTORS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
M 006/1                 12-09-95              MICHAEL BOWYER AND CO. LIMITED
-------------------------------------------------------------------------------------------------------------------------------
M 006/2                 25-02-97              MICHAEL BOWYER AND CO. LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
M 008/1                 25-09-96              MRS J HILLS Trading As MR HAM MAN
-------------------------------------------------------------------------------------------------------------------------------
M 008/2                 27-08-98              MRS J HILLS Trading As MR HAM MAN
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
M 009                   14-10-98              MULTI INDUSTRIAL DOORS LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
M 010/1                 28-01-99              MARTIN CANAVAN
-------------------------------------------------------------------------------------------------------------------------------
M 010/2                 20-02-99              MARTIN CANAVAN
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
N 001                   03-07-96              B. HANCOCK Trading As NCN HULL
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
N 002                   12-02-98              NEIL DAVENPORT
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
N 003                   04-11-98              CARGOFAST LIMITED Trading As AMTRAK HIGH WYCOMBE
-------------------------------------------------------------------------------------------------------------------------------
O 001                   19-12-96              ARBACK LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 001                   23-07-97              VICTORIA TRANSPORT Trading As PANIC LINK ANDOVER
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 004                   24-04-98              I EASTWOOD Trading As PANIC LINK READING
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
P 005/1                 21-11-96              PEGASUS FREIGHT LINES LIMITED
-------------------------------------------------------------------------------------------------------------------------------
P 005/2                 12-02-97              PEGASUS FREIGHT LINES
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 006/1                 25-07-96              PETE SPACAGNA MOTOR REPAIRS
-------------------------------------------------------------------------------------------------------------------------------
P 006/2                 Undated               PETE SPACAGNA MOTOR REPAIRS
-------------------------------------------------------------------------------------------------------------------------------
P 006/3                 Undated               PETE SPACAGNA MOTOR REPAIRS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 007                   10-10-96              PETER HARDING
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 008                   Undated               PETER JAMES TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 009(20)/1             13-02-97              G TYACKE Trading As PIRTEK COVENTRY
-------------------------------------------------------------------------------------------------------------------------------
P 009(20)/2             23-02-97              G TYACKE Trading As PIRTEK COVENTRY
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 012                   07-10-96              PIRTEK-KIDDERMINSTER
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 013                   04-09-97              D MICHELL Trading As PIRTEK NORTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 014                   22-10-98              RULEROAM LIMITED Trading As PIRTEK NOTTINGHAM
-------------------------------------------------------------------------------------------------------------------------------
P 014(10)/1             19-07-96              RULEROAM LIMITED Trading As PIRTEK NOTTINGHAM
-------------------------------------------------------------------------------------------------------------------------------
P 014(10)/2             Undated               RULEROAM LIMITED Trading As PIRTEK NOTTINGHAM
-------------------------------------------------------------------------------------------------------------------------------
P 014(10)/3             Undated               RULEROAM LIMITED Trading As PIRTEK NOTTINGHAM
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 015                   25-11-95              PIRTEK OLDBURY BIRMINGHAM
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 016                   06-01-99              SEABIRD II Trading As PIRTEK PARK ROYAL
-------------------------------------------------------------------------------------------------------------------------------
P 016/1                 13-02-95              SEABIRD II Trading As PIRTEK NORTH WEST LONDON
-------------------------------------------------------------------------------------------------------------------------------
P 016/2                 11-04-96              SEABIRD II Trading As PIRTEK NORTH WEST LONDON
-------------------------------------------------------------------------------------------------------------------------------
P 016/3                 Undated               SEABIRD II Trading As PIRTEK PARK ROYAL
-------------------------------------------------------------------------------------------------------------------------------
P 016/4                 22-10-98              SEABIRD II Trading As PIRTEK PARK ROYAL
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 017                   23-12-97              KAFTON LIMITED Trading As PIRTEK PLYMOUTH
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 018/1                 04-04-96              TOWAR LIMITED Trading As PIRTEK PORTSMOUTH
-------------------------------------------------------------------------------------------------------------------------------
P 018/2                 09-12-96              TOWAR LIMITED Trading As PIRTEK PORTSMOUTH
-------------------------------------------------------------------------------------------------------------------------------
P 018/3                 13-02-97              TOWAR LIMITED Trading As PIRTEK PORTSMOUTH
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 019/1                 13-11-97              STREAMHOUSE LIMITED Trading As PIRTEK READING
-------------------------------------------------------------------------------------------------------------------------------
P 019/2                 26-11-98              PIRTEK READING
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
P 021                   11-02-98              DESAI AND DESAI LIMITED Trading As PIRTEK SLOUGH AND GUILDFORD
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 022                   04-04-96              TOWAR LIMITED Trading As PIRTEK SOUTHAMPTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 023                   09-07-98              POULTRY UNIT CONTRACTORS LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 024                   19-12-96              PRIME GUARDS SECURITY SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
P 025                   19-01-99              PIRTEK (EXETER)
-------------------------------------------------------------------------------------------------------------------------------
R 001/1                 20-05-97              REGENT FREIGHT SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------
R 001/2                 13-02-98              REGENT FREIGHT SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------
R 002                   07-01-99              ROADPACE LIMITED Trading As B.D. SKIP HIRE
-------------------------------------------------------------------------------------------------------------------------------
R 003/1                 21-09-96              ROBERTS DISTRIBUTION LIMITED
-------------------------------------------------------------------------------------------------------------------------------
R 003/2                 14-03-97              ROBERTS DISTRIBUTION
-------------------------------------------------------------------------------------------------------------------------------
R 003/3                 25-09-97              ROBERTS DISTRIBUTION
-------------------------------------------------------------------------------------------------------------------------------
R 003/4                 12-03-98              ROBERTS DISTRIBUTION LIMITED
-------------------------------------------------------------------------------------------------------------------------------
R 003/5                 21-04-98              ROBERTS DISTRIBUTION LIMITED
-------------------------------------------------------------------------------------------------------------------------------
R 003/6                 08-09-98              ROBERTS DISTRIBUTION LIMITED
-------------------------------------------------------------------------------------------------------------------------------
R 004/1                 30-05-96              R GARRETT Trading As ROSS GARRETT TRANSPORT
-------------------------------------------------------------------------------------------------------------------------------
R 004/2                 01-11-97              ROSS GARRETT TRANSPORT
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
R 005                   Undated               ROYALE INTERNATIONAL COURIERS LIMITED
-------------------------------------------------------------------------------------------------------------------------------
R 006                   10-11-98              RUSSELL BURGESS LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 001/1                 30-10-95              SJ FOOT AUTO ELECTRICS
-------------------------------------------------------------------------------------------------------------------------------
S 001/2                 Undated               SJ FOOT AUTO ELECTRICS LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 002                   23-01-97              P AND F SAFEPAC COMPANY LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 003/1                 14-06-96              SAGLIO COMBUSTION SERVICES
-------------------------------------------------------------------------------------------------------------------------------
S 003/2                 Undated               SAGLIO COMBUSTION SERVICES
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 004/1                 26-09-97              SEAS (MEDWAY) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
S 004/2                 16-06-98              SEAS (MEDWAY) LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 005/1                 16-06-98              SHEARS BROS. (TRANSPORT) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
S 005/2                 10-02-99              SHEARS BROS. (TRANSPORT) LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 006 & S 007           Undated               SILVER SHEILD WINDSCREENS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
S 008/1                 08-01-98              SKILLBEECH LIMITED
-------------------------------------------------------------------------------------------------------------------------------
S 008/2                 16-11-98              SKILLBEECH LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 009                   Undated               SMITHS SECURITY SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 010                   17-07-97              SOLENT FORK LIFT TRUCKS LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 011                   27-11-96              SOLENT S.D. LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 012                   11-01-99              SOLENT TRUCK PARTS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 013                   23-03-94              SOUTH HANTS AUTO SPARES
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 014                   05-03-98              SOUTHAMPTON WASTE DISPOSAL CONTRACTORS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 015/1                 21-03-96              SOUTHERN EXPRESS FREIGHT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
S 015/2                 09-04-96              SOUTHERN EXPRESS FREIGHT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S 016                   14-08-95              STANAIR INDUSTRIAL DOOR SERVICES LIMITED
-------------------------------------------------------------------------------------------------------------------------------
S 018/1                 01-08-97              SWITCH INTERNATIONAL TRAILERS (UK) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
S 018/2                 18-02-99              SWITCH INTERNATIONAL TRAILERS (UK) LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
T 001 (2)               10-10-97              TAYLORED LINES LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
T 004                   29-09-98              TOTTEN WINDSCREENS
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
T 006                   29-07-96              TRANSACT COURIER SERVICE LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
T 008                   22-09-95              KINGS ROAD TYRES AND REPAIRS LIMITED Trading As TYREWORK
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
U 001                   21-07-96              UK PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
U 002                   10-06-96              UK PLANT CHARLTON
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
U 003                   10-06-96              UK PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
U 004                   10-06-96              UK PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Contract Number         Date                  Party Contracting With Assignors
-------------------------------------------------------------------------------------------------------------------------------
U 005                   17-07-96              UK PLANT LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
W 001                   26-06-98              W. EMMETT & SON LIMITED
-------------------------------------------------------------------------------------------------------------------------------
W 002/1                 29-09-98              WARD (SKIPS) LIMITED
-------------------------------------------------------------------------------------------------------------------------------
W 002/2                 27-01-99              WARD (SKIPS) LIMITED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
W 003/1                 11-11-95              WHEELERS TRANSPORT Trading As FASTRACK
-------------------------------------------------------------------------------------------------------------------------------
W 003/2                 11-05-96              WHEELERS TRANSPORT Trading As FASTRACK PARCELS
-------------------------------------------------------------------------------------------------------------------------------
W 003/3                 Undated               WHEELERS TRANSPORT Trading As FASTRACK BICESTER
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
W 004                   25-07-97              WPS (EAST KENT)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
W 005/1                 04-10-96              PETER JAMES TRANSPORT LIMITED
-------------------------------------------------------------------------------------------------------------------------------
W 005/2                 06-02-97              PETER JAMES TRANSPORT
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
W 006                   07-10-96              KEN WAGSTAFF Trading As WPS NOTTS
-------------------------------------------------------------------------------------------------------------------------------
Wyse Plant Limited      Undated
-------------------------------------------------------------------------------------------------------------------------------

SIGNED by the said MARK
LAWRENCE TEMPLE as his Deed                            /s/ Mark Lawrence Temple
in the presence of:

SIGNED by the said ANDREW                              /s/ Andrew Robert Temple
ROBERT TEMPLE as his Deed in
the presence of:

SIGNED for and on behalf of
HUGO INTERNATIONAL LIMITED as its
Deed

                                                 Director  /s/ D. W. Foden


                                                 Company Secretary  /s/G. Foden

THIS AGREEMENT made                                       19TH MARCH        1999

BETWEEN:

(1) DOLPHIN TELECOMMUNICATIONS LIMITED whose registered office is situate at c/o Edge & Ellison 18 Southampton Place London WC1A 2AJ ("Dolphin")

(2) NATIONAL BAND THREE LIMITED whose registered office is situate at c/o Edge & Ellison 18 Southampton Place London aforesaid ("NB3")

(3) FLEETCOMM LIMITED (trading as FLEETCOMM MOBILE RADIO NETWORKS) whose registered office is situate at c/o Edge & Ellison 18 Southampton Place London aforesaid ("Fleetcomm")

(4) MARK LAWRENCE TEMPLE of 10a Coultas Road Hiltingbury Chandlers Ford Hampshire SO53 5BD and ANDREW ROBERT TEMPLE of 77 Park Road Chandlers Ford Hampshire SO53 2EL who together trade as PRO-COMM RADIO COMMUNICATIONS ("Pro-comm").

(5) HUGO INTERNATIONAL LIMITED whose registered office is situate at 122A Nelson Road Whitton Twickenham Middlesex TW2 7AY ("Hugo")

RECITALS

(1) By an agreement made on 18th September 1998 between (1) Dolphin (2) NB3 (3) Fleetcomm and (4) Pro-comm ("the Agreement") at the direction of Dolphin NB3 and Fleetcomm granted certain non-exclusive rights to provide services as defined in the Agreement subject to the terms and conditions of the Agreement.

(2) By an agreement made on 8th March 1999 between (1) Pro-comm and (2) Hugo Pro-comm agreed to sell the business presently carried on by it to Hugo including (inter-alia) contracts between Pro-comm and its customers for the provision of the services defined in the Agreement.

(3) Pro-comm now wishes to assign the benefit and the burden of the Agreement to Hugo and Dolphin NB3 and Fleetcomm have agreed to consent to such assignment on the terms hereinafter set out.

WHEREBY IT IS AGREED as follows:

1.  ASSIGNMENT

    IN consideration of the sum of Pound Sterling1.00 now paid by Hugo to Pro-comm (the receipt whereof is hereby acknowledged) Pro-comm HEREBY ASSIGNS with full title guarantee to Hugo all the Agreement and the full benefit of the same and all Pro-comm's right title and interest therein and (subject to the terms of this Agreement) all money payable or to become payable under it and all other rights and benefits whatever accruing thereunder to Pro-comm TO HOLD to Hugo absolutely but (save as provided for in this Agreement) subject to the due discharge and performance and observance by Hugo of all the obligations and liabilities of Pro-comm created by or arising by reason of some non-performance of the Agreement on or after the date of this Agreement.

2.  HUGO'S UNDERTAKING AND INDEMNITY

2.1 SUBJECT to the provisions of this Agreement Hugo undertakes with Pro-comm Dolphin NB3 and Fleetcomm that as from the date of this Agreement Hugo will observe and perform the provisions of the Agreement on the part of Pro-comm to be observed and performed.

2.2 HUGO further undertakes with Pro-comm to indemnify Pro-comm and keep them fully indemnified against all liabilities losses actions proceedings costs claims demands and expenses brought or made against Pro-comm arising from the future non-observance or non-performance by Hugo of those provisions of the Agreement on the part of Pro-comm to be observed and performed subject nevertheless to the terms of this Agreement.

3.  CONSENT TO ASSIGNMENT

    IN consideration of the undertakings on the part of Pro-comm and Hugo hereinafter contained Dolphin NB3 and Fleetcomm HEREBY CONSENT to the Assignment of the Agreement set out in clause 1 without however affecting Pro-comm's obligations and liabilities under the Agreement in respect of all matters up to the date of this Agreement.

4.  ARRANGEMENTS FOR HUGO

4.1 HUGO subject to the terms of clause 4.3 undertakes with Dolphin NB3 and Fleetcomm to pay to the relevant party of Dolphin NB3 and Fleetcomm all charges due to them pursuant to the Agreement from and after the date of this Agreement and without prejudice to the generality of the foregoing Hugo shall pay the following invoices to NB3 and Fleetcomm:

   Company          Invoice Number      Invoice Date            Invoice Total
   -------          --------------      ------------            -------------
   NB3              6166                15th February 1999      Pound Sterling  8,844.82
   Fleetcomm        8165                28th February 1999      Pound Sterling  1,227.78
   Fleetcomm        8237                28th February 1999      Pound Sterling    154.22
   Fleetcomm        8231                28th February 1999      Pound Sterling    624.97
   Fleetcomm        8277                28th February 1999      Pound Sterling    305.97
   Fleetcomm        8273                28th February 1999      Pound Sterling    847.18
   Fleetcomm        8210                28th February 1999      Pound Sterling 28,890.69

4.2 DOLPHIN NB3 Fleetcomm and Hugo agree that:

    4.2.1 those charges due pursuant to clause 4.1 to NB3 shall be paid to NB3 by direct debit from Hugo's bank account on or about the 19th day of each calendar month following the date of this Agreement;

    4.2.2 the invoice due pursuant to clause 4.1 to NB3 shall be paid to NB3 by direct debit from Hugo's bank account on the 19th March 1999;

    4.2.3 those charges due pursuant to clause 4.1 to Fleetcomm shall be paid by cheque to be received by Fleetcomm on the 29th day of each calendar month following the date of this Agreement commencing on 29th March 1999.

    4.2.4 the invoices due pursuant to clause 4.1 to Fleetcomm shall be paid by cheque to be received by Fleetcomm on the 29th March 1999.

4.3 NOTWITHSTANDING the provisions in clause 4.1 HUGO undertakes with Dolphin NB3 and Fleetcomm to pay to the relevant party of Dolphin NB3 and Fleetcomm any sum due to them for early disconnection or coverage downgrade pursuant to any bonus or upgrade scheme applicable to the services (as defined in the Agreement) provided pursuant to the Agreement whether such services were provided prior to the date of this Agreement or whether such services are provided on or after the date of this Agreement.

5. THIS Agreement shall not take effect until Hugo shall have completed its purchase of the business presently carried on by Pro-comm and Hugo has given written notice of such completion to Dolphin which shall be deemed to have been received by Dolphin on the second working day after the same has been despatched by first class ordinary post to Dolphin at the address given above for Dolphin.

6. IN any event this Agreement shall be deemed to be null and void and of no effect unless Hugo shall have served notice pursuant to clause 5 by 31st March 1999.

AS WITNESS signed by the authorised signatories of Dolphin NB3 Fleetcomm and Hugo and signed by Mark Lawrence Temple and Andrew Robert Temple the date and year first above written

SIGNED for and on behalf of
DOLPHIN TELECOMMUNICATIONS LIMITED

/s/ Unknown Name

SIGNED for and on behalf of
NATIONAL BAND THREE LIMITED

/s/ Unknown Name

SIGNED for and on behalf of
FLEETCOMM LIMITED

/s/ Unknown Name

SIGNED by MARK LAWRENCE TEMPLE

/s/ Mark Lawrence Temple

SIGNED by ANDREW ROBERT TEMPLE

/s/ Andrew Robert Temple

SIGNED for and on behalf of
HUGO INTERNATIONAL LIMITED

/s/ D. W. Foden

THIS AGREEMENT MADE                                      19TH MARCH        1999

BETWEEN:

(1) R S HILL & SONS of Acacia House 49 Trinity Street Fareham, Hampshire PO16 7SQ ("RSH")

(2) MARK LAWRENCE TEMPLE of l0a Coultas Road Hiltingbury Chandlers Ford Hampshire SO53 5BD and ANDREW ROBERT TEMPLE of 77 Park Road Chandlers Ford Hampshire SO53 2EL who together trade as PRO-COMM RADIO COMMUNICATIONS ("Pro-comm")

(3) HUGO INTERNATIONAL LIMITED whose registered office is situate at 122A Nelson Road Whitton Twickenham Middlesex TW2 7AY ("Hugo")

RECITALS

(1) By an agreement made on 14th July 1994 between (1) RSH and (2) Pro-comm ("the Agreement") RSH granted certain non-exclusive rights to provide mobile radio telecommunications services as described in the Agreement subject to the terms and conditions of the Agreement.

(2) By an agreement made on 8th March 1999 between (1) Pro-comm and (2) Hugo Pro-comm agreed to sell the business presently carried on by it to Hugo including (inter-alia) contracts between Pro-comm and its customers for the provision of the mobile radio telecommunications services described in the Agreement.

(3) Pro-comm now wishes to assign the benefit and the burden of the Agreement to Hugo and RSH has agreed to consent to such assignment on the terms hereinafter set out.

WHEREBY IT IS AGREED as follows:

1.  ASSIGNMENT

    IN consideration of the sum of Pound Sterling1.00 now paid by Hugo to Pro-comm (the receipt whereof is hereby acknowledged) Pro-comm HEREBY ASSIGNS with full title guarantee to Hugo all the Agreement and the full benefit of the same and all Pro-comm's right title and interest therein and (subject to the terms of this Agreement) all money payable or to become payable under it and all other rights and benefits whatever accruing thereunder to Pro-comm TO HOLD to Hugo absolutely but (save as provided for in this Agreement) subject to the due discharge and performance and observance by Hugo of all the obligations and liabilities of Pro-comm created by or arising by reason of some non-performance of the Agreement on or after the date of this Agreement.

2.  HUGO'S UNDERTAKING AND INDEMNITY

2.1 SUBJECT to the provisions of this Agreement Hugo undertakes with Pro-comm that as from the date of this Agreement Hugo will observe and perform the provisions of the Agreement on the part of Pro-comm to be observed and performed.

2.2 HUGO further undertakes with Pro-comm to indemnify Pro-comm and keep them fully indemnified against all liabilities losses actions proceedings costs claims demands and expenses brought or made against Pro-comm arising from the future non-observance or non-performance by Hugo of those provisions of the Agreement on the part of Pro-comm to be observed and performed subject nevertheless to the terms of this Agreement.

3.  CONSENT TO ASSIGNMENT

    IN consideration of the undertakings on the part of Pro-comm and Hugo hereinafter contained RSH HEREBY CONSENT to the Assignment of the Agreement set out in clause 1.

4.  ARRANGEMENTS FOR PRO-COMM

4.1 PRO-COMM undertakes with RSH to pay all charges due to RSH pursuant to the Agreement for the mobile radio telecommunications services (as described in the Agreement) provided by Pro-comm up to but not including the date of this Agreement in cleared funds by 15th March 1999.

4.2 RSH undertakes to pay to Pro-comm all sums due to Pro-comm (including but without prejudice to the generality of the foregoing connection bonuses) pursuant to the terms of the Agreement in cleared funds by 15th March 1999.

4.3 RSH and Pro-comm agree that such sums as may be due to Pro-comm by clause
    4.2 shall be set off against the sums due pursuant to clause 4.1.

5.  ARRANGEMENTS FOR HUGO

    HUGO undertakes with RSH to pay to RSH all charges due to RSH pursuant to the Agreement for mobile radio telecommunications services (as described in the Agreement) provided by Hugo pursuant to the terms of the Agreement from and after the date of this Agreement.

AS WITNESS signed by the authorised signatories of RSH and Hugo and signed by Mark Lawrence Temple and Andrew Robert Temple the day and year first above written

SIGNED for and on behalf of
R S HILL & SONS

/s/ Ashwin C. Hill

SIGNED by MARK LAWRENCE TEMPLE

/s/ Mark Lawrence Temple

SIGNED by ANDREW ROBERT TEMPLE

/s/ Andrew Robert Temple

SIGNED for and on behalf of
HUGO INTERNATIONAL LIMITED

/s/ D. W. Foden